Exhibit 99.2

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825) Juliana L. Hoffman (24106103) 2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
jhoffman@sidley.com

SIDLEY AUSTIN LLP

Stephen Hessler (admitted pro hac vice)

Anthony R. Grossi (admitted pro hac vice)

Jason L. Hufendick (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	shessler@sidley.com
agrossi@sidley.com
jhufendick@sidley.com

Proposed Attorneys for the Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

In re: CAREMAX, INC., et al.[1] Debtors.	Chapter 11 Case No. 24-80093 (MVL) (Jointly Administered)

GLOBAL NOTES FOR THE

NOVEMBER 2024 MONTHLY OPERATING REPORTS

On November 17, 2024, (the “Petition Date”) CareMax, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

1 A complete list of each of the Debtors in these Chapter 11 Cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.stretto.com/CareMax. The Debtors’ mailing address is 1000 NW 57 Court, Suite 400, Miami, Florida 33126.

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The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 24-80093 (MVL).

1.
General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR.
2.
Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for CareMax, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. The financial statements presented herein reflect the book values of the Debtor entities of CareMax, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.
3.
Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.
4.
Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.
5.
Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.

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6.
Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.
7.
Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.
8.
Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in- possession borrowing as set forth in the Final Order (A) Authorizing the Debtors to (I) Obtain Postpetition Financing, (II) Use Cash Collateral, (III) Grant Senior Secured Liens and Provide Claims with Superpriority Administrative Expense Status, and (IV) Grant Adequate Protection to the Prepetition Secured Parties, (B) Modifying the Automatic Stay, and (C) Granting Related Relief [Docket No. 245].
9.
Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.
10.
Attachments and Exhibits: Bank statements and other supporting documents and exhibits are attached to the MORs as applicable for each Debtor entity. The Debtor entities that do not have bank statements or other supporting documents and exhibits attached to their MORs do not have bank accounts in their name. Any documents, exhibits, or statements attached to the MOR of CareMax, Inc. are incorporated by reference into the MOR for all Debtors.
11.
Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

Northern	DISTRICT OF	Texas

Dallas

In Re. Managed Healthcare Partners, L.L.C.	§	Case No.	24-80112
§
	§	Lead Case No.	24-80093
Debtor(s)	§
☒ Jointly Administered

Amended Monthly Operating Report	Chapter 11

Reporting Period Ended:	11/30/2024		Petition Date:	11/17/2024

Months Pending:	0		Industry Classification:	6	2	1	1
Reporting Method:		Accrual Basis	Cash Basis
Debtor's Full-Time Employees (current):			1,100
Debtor's Full-Time Employees (as of date of order for relief):			1,100

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☒	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Paul Rundell	Paul Rundell
Signature of Responsible Party	Printed Name of Responsible Party

01/02/2025	540 West Madison Street, 18th Floor, Chicago, Illinois 60661
Date	Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R.

§ 1320.4(a)(2) applies.

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative

a. Cash balance beginning of month	$13,798,031
b. Total receipts (net of transfers between accounts)	$12,600,852	$12,600,852
c. Total disbursements (net of transfers between accounts)	$5,316,519	$5,316,519

d. Cash balance end of month (a+b-c)	$21,082,365
e. Disbursements made by third party for the benefit of the estate	$0	$0

f. Total disbursements for quarterly fee calculation (c+e)	$5,316,519	$5,316,519

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$31,355,734
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory ( Book Market Other (attach explanation))	$15,733
d Total current assets	$133,629,545
e. Total assets	$579,622,233
f. Postpetition payables (excluding taxes)	$1,012,856
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0

j. Total postpetition debt (f+h)	$1,012,856
k. Prepetition secured debt	$0
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$971,724,490

n. Total liabilities (debt) (j+k+l+m)	$972,737,346

o. Ending equity/net worth (e-n)	$-393,115,113

Part 3: Assets Sold or Transferred	Current Month	Cumulative

a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)
	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$24,669,176
b. Cost of goods sold (inclusive of depreciation, if applicable)	$18,926,624
c. Gross profit (a-b)	$5,742,551
d. Selling expenses	$3,151,745
e. General and administrative expenses	$2,733,508
f. Other expenses	$-25,247
g. Depreciation and/or amortization (not included in 4b)	$509,150
h. Interest	$107,656
i. Taxes (local, state, and federal)	$0
j. Reorganization items	$1,399,324
k. Profit (loss)	$-2,133,585	$-2,133,585

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

Part 5: Professional Fees and Expenses

a.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
Debtor's professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

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b.				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative

Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

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c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$30,532	$30,532
d.	Postpetition employer payroll taxes paid	$30,532	$30,532
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$33,492	$33,492

Part 7: Questionnaire - During this reporting period:
a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes No
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes No
c.	Were any payments made to or on behalf of insiders?	Yes No
d.	Are you current on postpetition tax return filings?	Yes No
e.	Are you current on postpetition estimated tax payments?	Yes No
f.	Were all trust fund taxes remitted on a current basis?	Yes No
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes No
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes No N/A
i.	Do you have: Worker's compensation insurance?	Yes No
	If yes, are your premiums current?	Yes No N/A (if no, see Instructions)
	Casualty/property insurance?	Yes No
	If yes, are your premiums current?	Yes No N/A (if no, see Instructions)
	General liability insurance?	Yes No
	If yes, are your premiums current?	Yes No N/A (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes No
k.	Has a disclosure statement been filed with the court?	Yes No
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes No

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

Part 8: Individual Chapter 11 Debtors (Only)
a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes No
m.	If yes, have you made all Domestic Support Obligation payments?	Yes No N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Paul Rundell	Paul Rundell
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	01/02/2025
Title	Date

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

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Debtor's Name	Managed Healthcare Partners, L.L.C.	Case No.	24-80112

PageThree

PageFour

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Exhibit 1 Page 1 of 2

Exhibit 1

Statement of Cash Receipts and Disbursements

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Exhibit 1 Page 2 of 2

Exhibit - 1
In re: CareMax, Inc. et al	Case No.:	24-80093
	Reporting Period:	11/17/2024 - 11/30/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Period	Cash Receipts	Cash Disbursements	Cash Balance EOM	Disbursements by 3rd Party	Total Disbursements
Care Alliance, L.L.C.	24-80138	$10,018	$106,063	$-	$116,081		$-
Care Optical, L.L.C.	24-80143	(32,078)	199,726	(125,583)	42,065		(125,583)
Care Optimize, L.L.C.	24-80096	7,184	9	(3,742)	3,450		(3,742)
CareMax Accountable Care Network, L.L.C.	24-80134	-	-	-	-		-
CareMax Health Partners, L.L.C.	24-80136	763	2	-	765		-
CareMax IPA, L.L.C.	24-80101	-	500	(0)	500		(0)
CareMax Medical Center of Broward, L.L.C.	24-80094	-	497	-	497		-
CareMax Medical Center of Coral Way, L.L.C.	24-80126	-	13	-	13		-
CareMax Medical Center of East Hialeah, L.L.C.	24-80130	-	-	-	-		-
CareMax Medical Center of Hialeah, L.L.C.	24-80103	-	137	-	137		-
CareMax Medical Center of Homestead, L.L.C.	24-80123	-	286	-	286		-
CareMax Medical Center of Little Havana II, L.L.C.	24-80129	-	345	-	345		-
CareMax Medical Center of Little Havana, L.L.C.	24-80097	-	258	-	258		-
CareMax Medical Center of North Miami, L.L.C.	24-80106	-	197	-	197		-
CareMax Medical Center of Pembroke Pines, L.L.C.	24-80120	-	2,794	-	2,794		-
CareMax Medical Center of Tamarac, L.L.C.	24-80108	-	0	-	0		-
CareMax Medical Center of Westchester, L.L.C.	24-80109	-	-	-	-		-
CareMax Medical Center, L.L.C.	24-80128	-	-	-	-		-
CareMax Medical Centers of Central Florida, L.L.C.	24-80114	-	192,922	(37)	192,884		(37)
CareMax Medical Group, L.L.C.	24-80102	3,279	6	-	3,286		-
CareMax National Care Network, L.L.C.	24-80135	-	-	-	-		-
CareMax of Miami L.L.C.	24-80105	-	308	-	308		-
CareMax, Inc.	24-80093	-	-	-	-		-
CareMed Pharmacy, L.L.C.	24-80107	1,291,269	2,258,199	(1,206,246)	2,343,222		(1,206,246)
Clear Scripts, L.L.C.	24-80118	210,989	828	-	211,817		-
Interamerican Medical Center Group, L.L.C.	24-80117	21,256	2,459,803	(14,630)	2,466,429		(14,630)
Jesus Montesano, MD, L.L.C.	24-80110	-	-	-	-		-
Jose Orcasita-NG, L.L.C.	24-80121	-	-	-	-		-
Managed Healthcare Partners, L.L.C.	24-80112	13,798,031	12,600,852	(5,316,519)	21,082,364		(5,316,519)
Medical Care of NY, P.C.	24-80142	26,664	59	(8,298)	18,425		(8,298)
Medical Care of Tennessee, P.L.L.C.	24-80141	211,456	9,227	-	220,683		-
Medical Care of Texas, P.L.L.C.	24-80140	602	-	-	602		-
Physician Service Organization L.L.C.	24-80100	-	-	-	-		-
RX Marine Inc.	24-80145	59,485	397,989	(24,598)	432,876		(24,598)
Sparta Texas ACO, Inc.	24-80092	386,130	5,054	-	391,183		-
Sunset Cardiology, L.L.C.	24-80099	1	29,022	-	29,023		-
Total Cash Receipts and Cash Disbursements		$15,995,050	$18,265,095	$(6,699,653)	$27,560,491	$-	$(6,699,653)

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Exhibit 2 Page 1 of 2

Exhibit 2

Balance Sheet by Reporting Entity

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Exhibit 2 Page 2 of 2

In re: CareMax, Inc. et al		Exhibit - 2
	Case No.:	24-80093
	Reporting Period:	11/17/24 - 11/30/24

Balance Sheet by Reporting Entity

Case Number	24-80138	24-80137	24-80143	24-80107	24-80093	24-80112	24-80118	24-80142	24-80141	24-80140	24-80136	24-80134	24-80135
	Care Alliance, L.L.C.	CareMax Holdings, L.L.C.	Care Optical, L.L.C.	CareMed Pharmacy, L.L.C.	CareMax, Inc.	Managed Healthcare Partners, L.L.C.	Clear Scripts, L.L.C.	Medical Care of NY, P.C.	Medical Care of Tennessee, P.L.L.C.	Medical Care of Texas, P.L.L.C.	CareMax Health Partners, L.L.C.	CareMax Accountable Care Network, L.L.C.	CareMax National Care Network, L.L.C.

Cash and Cash Equivalents	116,081	27,450	42,065	2,343,222	-	16,811,876	644,693	18,425	220,683	602	7,370,464	-	-
Accounts Receivable, Net	-	(180)	-	1,107,003	-	31,355,734	260,683	-	-	0	1,421,500	3,480,331	36,193,632
Inventory	-	-	-	396,001	-	15,733	380,884	-	-	-	-	-	-
Prepaid Expenses	2,105	-	-	16,813	7,271,278	8,957,093	-	56,473	2,779	-	253,638	-	210,001
Intercompany Receivable	-	-	-	999,551	648,290,535	76,489,110	-	-	-	-	1,739,386	-	-
Total Current Assets	118,187	27,270	42,065	4,862,591	655,561,812	133,629,545	1,286,260	74,898	223,462	602	10,784,987	3,480,331	36,403,633

Fixed Assets, Net	33,248	4,627	6,189	873,834	-	15,556,842	4,180	-	-	-	-	-	-
Intangible Assets, Net	-	292,367	-	384,596	-	47,786,960	-	18,659	-	7,639	3,397,744	-	-
Investments	-	5,124,109	-	-	398,367,185	328,453,339	2,000,000	-	-	-	-	-	-
Deposits and Prepayments	-	11,086	9,482	17,048	-	12,542,784	-	-	-	-	-	-	-
Other Assets	3,720	420,000	-	644,630	-	41,652,763	-	-	-	-	-	-	-
Total Assets	155,154	5,879,460	57,737	6,782,699	1,053,928,997	579,622,233	3,290,440	93,557	223,462	8,242	14,182,731	3,480,331	36,403,633

Postpetition Accounts Payable	-	126,475	-	1,190,376	-	1,012,856	-	-	-	-	24,712	-	-
Prepetition Accounts Payable	-	213,683	-	528,066	-	11,658,144	-	-	-	-	35,029	-	-
Accrued Liabilities	16,997	-	21,390	839,863	34,167	12,044,491	3,231	20,547	3,484	3,208	-	-	-
Deferred Revenue	-	-	-	-	-	38,974,844	-	148,541	32,914	-	9,681,680	(1,410,201)	(37,681,449)
Intercompany Payable	832,635	7,178,832	-	2,536,020	-	701,431,206	2,302,048	6,235,574	2,276,279	1,050,357	3,126,691	-	280,876
Other Current Liabilities	3,867	(4,223)	-	134,160	49,365	77,157,134	-	-	-	-	(273,415)	532,440	5,137,676
Total Current Liabilities	853,499	7,514,767	21,390	5,228,484	83,532	842,278,676	2,305,279	6,404,663	2,312,678	1,053,566	12,594,697	(877,761)	(32,262,897)

Loans	-	-	-	730,637	-	1,436,671	-	2,149,078	825,503	541,000	-	-	-
Post-Petition DIP Financing	-	-	-	-	12,119,818	-	-	-	-	-	-	-	-
Prepetition Secured Debt	-	-	-	-	422,618,891	5,500	-	-	-	-	-	-	-
Other Liabilities	-	-	-	551,420	(9,556,197)	129,016,499	105,495	-	-	-	(5,578,470)	501,486	(3,962,235)
Total Liabilities	853,499	7,514,767	21,390	6,510,542	425,266,043	972,737,346	2,410,774	8,553,741	3,138,181	1,594,566	7,016,226	(376,274)	(36,225,132)

Partners Equity	-	5,124,109	-	1,850,000	-	726,784,524	150,000	-	-	-	-	-	-
Common Stock	-	-	-	-	11,087	-	-	-	-	-	-	-	-
Additional Paid In Capital	-	-	-	-	790,273,615	-	-	-	-	-	-	-	-
Retained Earnings	(701,299)	(4,421,613)	53,626	(280,134)	(85,310,368)	(694,494,072)	666,595	(5,528,873)	(1,901,363)	(1,308,987)	4,699,841	4,643,713	62,995,698
Net Income (Loss)	2,954	(2,190,337)	(17,279)	(1,297,708)	(76,311,379)	(425,405,565)	63,071	(2,931,310)	(1,013,355)	(277,337)	2,466,663	(787,107)	9,633,067
Total Stockholders Equity	(698,345)	(1,487,840)	36,347	272,157	628,662,954	(393,115,113)	879,666	(8,460,183)	(2,914,718)	(1,586,324)	7,166,505	3,856,605	72,628,765

Total Liabilities and S/E	155,154	6,026,926	57,737	6,782,699	1,053,928,997	579,622,233	3,290,440	93,557	223,462	8,242	14,182,731	3,480,331	36,403,633

Case 24-80093-mvl11 Doc 359-3 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 3 Page 1 of 2

Exhibit 3

Income Statement by Reporting Entity

Case 24-80093-mvl11 Doc 359-3 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 3 Page 2 of 2

In re: CareMax, Inc. et al		Exhibit - 3
	Case No.:	24-80093
	Reporting Period:	11/17/24 - 11/30/24

Income Statement by Reporting Entity

Case Number	24-80138	24-80137	24-80143	24-80107	24-80093	24-80112	24-80118	24-80142	24-80141	24-80140	24-80136	24-80134	24-80135
	Care Alliance, L.L.C.	CareMax Holdings, L.L.C.	Care Optical, L.L.C.	CareMed Pharmacy, L.L.C.	CareMax, Inc.	Managed Healthcare Partners, L.L.C.	Clear Scripts, L.L.C.	Medical Care of NY, P.C.	Medical Care of Tennessee, P.L.L.C.	Medical Care of Texas, P.L.L.C.	CareMax Health Partners, L.L.C.	CareMax Accountable Care Network, L.L.C.	CareMax National Care Network, L.L.C.
Revenue
Service Fund Revenue	-	-	-	-	-	23,447,719	-	-	-	-	(48,713)	60,577	1,622,524
Other Revenue	-	-	-	1,197,906	-	1,221,456	223,385	809	4,560	-	8,053	-	-
Care Optimize Revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
Care Alliance Revenue	-	-	111,273	-	-	-	-	-	-	-	-	-	-
Total Income	-	-	111,273	1,197,906	-	24,669,176	223,385	809	4,560	-	(40,661)	60,577	1,622,524

Cost of Sales
Medical Expense	-	-	-	-	-	19,598,284	-	-	-	-	-	-	-
Other COGS (Ex. Reorg Expenses)	1,167	-	-	2,056,854	-	(689,109)	384,368	22,336	-	-	46,305	6,058	162,252
Care Optimize COGS	-	6,718	-	-	-	-	-	-	-	-	-	-	-
Alliance COGS	10,674	-	-	-	-	-	-	-	-	-	-	-	-
IPA Expense	-	-	-	-	-	17,449	-	-	-	-	-	-	-
Total Cost of Sales (Ex. Reorg Expenses)	11,840	6,718	-	2,056,854	-	18,926,624	384,368	22,336	-	-	46,305	6,058	162,252

Reorganization Expenses	-	-	-	-	-	1,399,325	-	-	-	-	-	-	-
Total Cost of Sales	11,840	6,718	-	2,056,854	-	20,325,949	384,368	22,336	-	-	46,305	6,058	162,252

Total Gross Profit	(11,840)	(6,718)	111,273	(858,947)	-	4,343,227	(160,983)	(21,528)	4,560	-	(86,965)	54,519	1,460,271

Expenses
Payroll	24,159	122,438	44,822	81,545	155,241	3,151,745	8,970	1,034	62	-	2,944	-	-
General and Administrative	4,630	27,298	112	13,100	212,750	2,733,508	2,205	569	1,540	202	8,621	-	-
Depreciation and Amortization	334	2,330	83	13,544	-	509,150	49	-	-	-	-	-	-
Total Expenses	29,124	152,065	45,017	108,189	367,991	6,394,402	11,224	1,603	1,602	202	11,564	-	-

Other Income (Expense)	18	39	-	1,930	-	25,247	562	-	-	-	-	-	-
Interest	-	(814)	-	-	52,402	107,656	-	-	-	-	-	-	-
Taxes	-	1,836	-	-	7,778	-	-	-	-	-	-	-	-
Total Net Income	(40,946)	(159,767)	66,256	(965,207)	(428,171)	(2,133,585)	(171,646)	(23,130)	2,958	(202)	(98,530)	54,519	1,460,271

Case 24-80093-mvl11 Doc 359-4 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 4 Page 1 of 4

Exhibit 4

Post-Petition Liabilities Aging

Case 24-80093-mvl11 Doc 359-4 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 4 Page 2 of 4

In re: CareMax, Inc. et al				Exhibit - 4
			Case No.:	24-80093
			Reporting Period:	11/17/24 - 11/30/24

Case Number	24-80137	24-80107	24-80112	24-80136
	CareMax Holdings, L.L.C.	CareMed Pharmacy, L.L.C.	Managed Healthcare Partners, L.L.C.	CareMax Health Partners, L.L.C.
ADP Screening & Selection Services	-	-	381	-
ADT Security Services	-	-	297	-
Aflac Group Insurance	-	-	859	-
AG Home Therapy Inc	-	-	1,705	-
AG Music Entertaiment & Production Inc	-	-	5,841	-
MD PA	-	-	433	-
MD	-	-	2,058	-
,DPM PA	-	-	600	-
All Covered	-	-	9,238	-
All Oxygen Refills Inc	-	-	600	-
Ambulatory Diagnostic Center, Inc	-	-	7,991	-
American AC & Refrigeration	-	-	1,820	-
American Business Forms, Inc	-	-	414	-
Angeles Food Corp	-	-	23,816	-
Art Production Studio , LLC	-	-	135	-
AT & T	-	-	6,825	-
Atlas Pest Solutions Corp.	-	-	499	-
Award Hero	-	-	2,128	-
Best Office Group	-	-	939	-
Bilgar Consulting LLC	-	-	863	-
Bonini Group 3 LLC	-	-	1,959	-
Brevard Family Walk-In Clinic LLC	-	-	-	1,589
Brinks Home Security, Inc	-	-	148	-
Broward A&C Medical Supply	-	-	74	-
Cakes by Shirley	-	-	140	-
Call center services & BPO Colombia	125,818	-	-	-
Canon Financial Services Inc	-	-	213	-
Cardinal Health, Inc	-	530,377	-	-
	-	-	3,654	-
Casa de Corazon	-	-	1,530	-
Celer Health LLC	-	12,639	-	-
Cintas Corporation No. 2	-	-	419	-
City of Deerfield Beach	-	-	34	-
City of Homestead - Utility	-	-	755	-
City of Oakland Park - Utility Lockbox	-	-	90	-
City of Pembroke Pines-Class	-	-	170	-
CLIA Laboratory Program	-	-	248	-
Collected Strategies LLC	-	-	41,350	-
Comcast	-	130	5,435	-
Copier Rescue Inc	-	-	592	-
CPA By Choice Inc	-	-	2,871	-
CVS Security Group, LLC	-	-	2,091	-
CyraCom, LLC	-	-	33	-
D/B/A Miami Wellness	-	-	8,000	-
Datalink Service Fund Solutions, LLC	-	-	1,306	-
	-	1,830	-	-
De Lage Landen Financial Services, Inc	-	-	4,234	-
DeliverHealth Solutions LLC	-	-	59	-
DeliverStat, LLC	-	49,382	-	-
Digestive and Liver Center of Florida	-	-	1,500	-
DoctorFare, INC	-	-	3,788	-
Donnelley Financial, LLC	-	-	322	-
Elite Auto Collision Miami Corp	-	-	96	-
, DPM	-	-	5,850	-
Emilio's BBQ Catering Services Corp	-	-	32,687	-
DO PL	-	-	10,800	-
EPC Consultants LLC	-	986	-	-
EverBank Commercial Finance	-	-	2,081	-
FedEx	-	-	188	-
First Physician, PLLC	-	-	-	4,534
Florida Fire Alarm, Inc	-	-	(4,862)	-
Florida Medical Management Partners, Inc	-	-	4,500	-
Foot And Ankle Network, Inc.	-	-	12,500	-
FPL	-	-	2,150	-
	-	-	150	-
	-	-	8,000	-

Case 24-80093-mvl11 Doc 359-4 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 4 Page 3 of 4

In re: CareMax, Inc. et al				Exhibit - 4
			Case No.:	24-80093
			Reporting Period:	11/17/24 - 11/30/24

Case Number	24-80137	24-80107	24-80112	24-80136
	CareMax Holdings, L.L.C.	CareMed Pharmacy, L.L.C.	Managed Healthcare Partners, L.L.C.	CareMax Health Partners, L.L.C.
Frontier	-	-	124	-
Galileo Optical Laboratory	-	-	6,734	-
MD PA	-	-	6,000	-
GFL Enviromental	-	-	20	-
Gold Coast Maintenance, Inc	-	-	5,217	-
Goodwin Procter LLP	-	-	3,410	-
	-	-	7,500	-
Harmony Sound Music Services LLC	-	-	2,700	-
Health Catalyst, Inc.	-	-	18,667	-
Health Promotions LLC	-	-	1,200	-
Higher Focus Media , LLC	-	-	13,863	-
Image First Healthcare Laundry Specialist	-	-	1,690	-
Indian River Primary Care	-	-	-	8,444
Internal Medicine of Brevard, PLLC	-	-	-	191
Inventurus Knowledge Solution Inc	-	-	8,800	-
Iron Mountain	-	-	301	-
	-	-	150	-
	-	1,440	-	-
Jai Ho LLC	-	-	-	153
JC Auto Services II, INC.	-	-	329	-
Kold Steel Inc d/ba Sound Imaging Services	-	-	4,755	-
KRM Radiology PA	-	-	272	-
Lab - Tech Florida	-	-	1,053	-
Lacus Neuro, PLLC	-	-	7,140	-
Leading Fitness LLC	-	-	415	-
LEAF	-	-	741	-
Level 3 Communications LLC	-	-	249	-
Loza Pest Solutions	-	-	200	-
	-	-	1,346	-
LYFT, Inc	-	-	4,782	-
M & J Full Services LLC	-	-	13,784	-
MD PA	-	-	9,750	-
	-	-	1,288	-
	-	-	1,846	-
Martech Investment Corporation	-	-	-	782
	-	-	770	-
MB Mobile Repair	-	-	9,403	-
McKesson Corporation	-	592,855	4,931	-
McKesson Medical Surgical	-	-	7,054	-
Medical Electronics Inc	-	-	723	-
Medical Health Services of South Florida	-	-	2,167	-
Medical Waste Management	-	45	614	-
MedPro Waste Disposal, LLC	-	-	55	-
MetLife	-	-	1,706	-
Metropolitan Telecommunications- Mettel	-	-	273	-
Miami Dade Water & Sewer Dept	-	-	148	-
	-	-	2,172	-
	-	-	250	-
MD PA	-	-	-	973
Nationwide	-	-	405	-
Navitas Credit Corp	-	-	2,495	-
nexAir,LLC	-	-	1,419	-
	-	-	1,308	-
	-	-	1,424	-
Nova Healthcare Management	-	-	5,958	-
Olymbec USA LLC	-	-	270	-
Oracle Elevator Holdco Inc	-	-	81	-
Orlando Utilities Commission	-	-	70	-
Outpatient Psy Care, Inc	-	-	8,500	-
Permian Premier Health Services, INC	-	-	9,204	-
Psych Me Health Services INC	-	-	5,100	-
Pulmonary Physician of South Florida, LLC	-	-	11,400	-
Quality Health Care, Inc. of Florida	-	-	-	1,160
Quality Managed Health Care Inc	-	-	7,425	-
Quench USA, Inc	-	-	113	-

Case 24-80093-mvl11 Doc 359-4 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 4 Page 4 of 4

In re: CareMax, Inc. et al				Exhibit - 4
			Case No.:	24-80093
			Reporting Period:	11/17/24 - 11/30/24

Case Number	24-80137	24-80107	24-80112	24-80136
	CareMax Holdings, L.L.C.	CareMed Pharmacy, L.L.C.	Managed Healthcare Partners, L.L.C.	CareMax Health Partners, L.L.C.
Radiation Detection Company, Inc	-	-	495	-
Radphysics Consultants Inc	-	-	200	-
	-	-	-	629
Ramswel, Inc	-	-	8,702	-
Republic Service #696	-	-	384	-
M.D. LLC	-	-	-	297
M.D.	-	-	-	986
Right Medical Care	-	-	-	438
RingCentral Inc	-	-	58,736	-
Roberto & Silvio Lawn Services Inc	-	-	468	-
Roberts Oxygen Company Inc	-	-	92	-
	-	-	2,119	-
Ropes & Gray LLP	-	-	104,656	-
	-	-	130	-
, M.D.	-	-	870	-
Santa Fe Body Shop	-	-	1,616	-
Savannah Consulting Inc.	-	-	1,300	-
Sculptur Fit LLC	-	-	107	-
Sharp Business Systems	-	-	779	-
Shredco	-	-	607	-
Simplified Imaging Solutions, LLC	-	-	4,259	-
SLU INC	-	-	1,177	-
Sol de Borinquen Bakery	-	-	13,511	-
South Florida Pulmonary & Critical Care Associates,	-	-	4,000	-
Southeast Diagnostic Reading Services, Inc.	-	-	3,075	-
Space Coast Internal Medicine & Geriatrics LLC	-	-	-	616
Spectrum Business	-	-	1,581	-
Staples Contract & Commercial LLC	-	-	10,873	-
Stericycle, Inc.	-	-	851	-
Sterling Technology Limited	-	-	2,998	-
Stretto Inc	-	-	298,163	-
, DO	-	-	-	935
Tampa Electric Company	-	-	780	-
Telecare Call-Center LLC	-	-	176	-
Telefonica Global Solutions USA, Inc	-	-	1,534	-
The Nursing Station	-	-	825	-
The Sourcing Group, LLC	-	-	357	-
	-	-	936	-
Thrive Operations LLC	-	-	375	-
T-Mobile	-	-	2,965	-
T-Mobile.	-	-	85	-
Toho Water Authority	-	-	24	-
Tribe Healthcare Services LLC	-	-	3,770	-
Trilogy Medwaste Southeast LLC	-	-	587	-
Truly Nolen of America, Inc	-	-	197	-
VaVa Investments Corp	-	-	17,156	-
VECAMF Enterprise	-	-	265	-
Vital Records Holdings LLC	-	-	97	-
Voyce Inc	-	-	126	-
Vs Primo Health Care	-	-	-	1,356
Waste Pro	-	-	163	-
Wells Fargo Bank, NA	-	-	1,724	-
Wells Fargo Financial Leasing	-	-	1,901	-
Wex Bank	-	-	21,427	-
Wex Health, Inc	-	-	202	-
WM Corporate Services, Inc	-	-	2,838	-
Worldpay LLC	-	691	-	-
YD Health Fitness, Corp	-	-	240	-
	657	-	-	-
ACO Reach Capitation	-	-	-	1,628
	126,475	1,190,376	1,012,856	24,712

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 1 of 35

Exhibit 5

Bank Statements

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 2 of 35

JPMorgan Chase Bank, N.A. P O Box 182051 Columbus, OH 43218 - 2051	November 01, 2024 through November 29, 2024 Account Number: 1827
CUSTOMER SERVICE INFORMATION
If you have any questions about your statement, please contact your Customer Service Professional.
00032946 DDA 802 211 33524 NNNNNNNNNNN 1 000000000 61 0000 MANAGED HEALTHCARE PARTNERS, L.L.C. 1000 NW 57TH CT STE 400 MIAMI FL 33126-3292

SAVINGS SUMMARY	Premium Commercial Money Market

	INSTANCES	AMOUNT
Beginning Balance		$0.00
Ending Balance	0	$0.00

INTEREST RATE ON COLLECTED BALANCE

INTEREST
RATE(S)
	11/01	TO	11/07	AT	2.40%
	11/08	TO	11/30	AT	2.25%

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 3 of 35

November 01, 2024 through November 29, 2024 Account Number: 1827

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS:

Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt.

For personal accounts only: We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information:

•
Your name and account number;
•
A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and
•
The amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For business accounts, see your deposit account agreement or other applicable agreements that govern your account for details.

IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS : Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your deposit account agreement or other applicable agreements that govern your account.

JPMorgan Chase Bank, N.A. Member FDIC

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 4 of 35

JPMorgan Chase Bank, N.A. P O Box 182051 Columbus, OH 43218 - 2051	November 01, 2024 through November 29, 2024 Account Number: 3028
CUSTOMER SERVICE INFORMATION
If you have any questions about your statement, please contact your Customer Service Professional.
00001399 DDA 021 211 33524 NNNNNNNNNNN 1 000000000 60 0000
MANAGED HEALTHCARE PARTNERS, L.L.C. 1000 NW 57TH CT STE 400 MIAMI FL 33126

CHECKING SUMMARY	Commercial Checking With Interest

	INSTANCES	AMOUNT
Beginning Balance		$0.00
Ending Balance	0	$0.00

Annual Percentage Yield Earned This Period

Your service charges, fees and earnings credit have been calculated through account analysis.

INTEREST RATE ON COLLECTED BALANCE

INTEREST RATE(S)
	11/01	TO	11/07	AT	2.50%
	11/08	TO	11/30	AT	2.35%

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 5 of 35

November 01, 2024 through November 29, 2024 Account Number: 3028

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS:

Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt.

For personal accounts only: We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information:

•
Your name and account number;
•
A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and
•
The amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For business accounts, see your deposit account agreement or other applicable agreements that govern your account for details.

IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS : Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your deposit account agreement or other applicable agreements that govern your account.

JPMorgan Chase Bank, N.A. Member FDIC

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 6 of 35

November 01, 2024 through November 29, 2024
JPMorgan Chase Bank, N.A.	Account Number: 5539
P O Box 182051
Columbus, OH 43218 -2051

CUSTOMER SERVICE INFORMATION

If you have any questions about your
statement, please contact your
Customer Service Professional.
00003822 DDA 021 211 33524 NNNNNNNNNNN 1 000000000 60 0000
MANAGED HEALTHCARE PARTNERS, L.L.C.
1000 NW 57TH CT STE 400
MIAMI FL 33126

CHECKING SUMMARY	Commercial Checking With Interest

	INSTANCES	AMOUNT
Beginning Balance		$5,400,427.79
Deposits and Additions	285	64,878,834.11
Electronic Withdrawals	140	- 49,303,410.92
Other Withdrawals, Fees & Charges	4	- 137.19
Ending Balance	429	$20,975,713.79
Annual Percentage Yield Earned This Period		1.92%
Interest Paid This Period		$18,645.32
Interest Paid Year-to-Date		$126,012.87
ECR PEG Balance		$2,500,000.00

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
11/01	Orig CO Name:ADP Payroll Fees Orig ID:9659605001 Desc Date:241101 CO Entry Descr:ADP Fees Sec:CCD Trace#:021000020701096 Eed:241101 Ind ID:944133008950 Ind Name:1111Caremax Inc 550374703 Trn: 3050701096Tc	$43,863.22
11/01	Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241101 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000026225588 Eed:241101 Ind ID:Aa9Ai 8103684Vv Ind Name:Managed Healthcare Par Aa Trn: 3066225588Tc	1,756.76
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831715 Eed:241101 Ind ID:T3X0D0Cp9G6648K Ind Name:Managed Healthcare Par T2136623 Trn: 3065831715Tc	146.56
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831718 Eed:241101 Ind	82.49

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 7 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
	ID:T3Sajgn3Ygmpbvt Ind Name:Managed Healthcare Par T2136626 Trn: 3065831718Tc
11/01	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241024 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010701093 Eed:241101 Ind ID:910050640 Ind Name:Caremax Medical Center Trn*1 *910050640*1363569642~ 0002Ss&C 10/24/24 Trn: 3050701093Tc	71.66
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831724 Eed:241101 Ind ID:T3Mkewxxjavjgvz Ind Name:Managed Healthcare Par T2136627 Trn: 3065831724Tc	33.99
11/01	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241024 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010701085 Eed:241101 Ind ID:910050143 Ind Name:lnteramerican Medical Trn*1 *910050143*1363569642~ 0002Ss&C 10/24/24 Trn: 3050701085Tc	24.78
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831725 Eed:241101 Ind ID:T3Nbxddpr83T58E Ind Name:Managed Healthcare Par T2136627 Trn: 3065831725Tc	24.25
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Hia 1101 Sec:PPD Trace#:021000025831722 Eed:241101 Ind ID:T35GpxaO4T7Nrr8 Ind Name:Managed Healthcare Par T2136624 Trn: 3065831722Tc	19.08
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831716 Eed:241101 Ind ID:T328Svvf3S6Jk32 Ind Name:Managed Healthcare Par T2136623 Trn: 3065831716Tc	17.38
11/01	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241024 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010701089 Eed:241101 Ind ID:910050382 Ind Name:Caremax of Miami, LLC Trn*1 *910050382*1363569642~ 0002Ss&C 10/24/24 Trn: 3050701089Tc	5.95
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831727 Eed:241101 Ind ID:T3S3C19Ys7D2Vrb Ind Name:Managed Healthcare Par T2136625 Trn: 3065831727Tc	5.40
11/01	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241024 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010701087 Eed:241101 Ind ID:910050356 Ind Name:Caremax Medical Center Trn*1 *910050356*1363569642~ 0002Ss&C 10/24/24 Trn: 3050701087Tc	5.16
11/01	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241024 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010701091 Eed:241101 Ind ID:910050510 Ind Name:Caremax Medical Center Trn*1 *910050510*1363569642~ 0002Ss&C 10/24/24 Trn: 3050701091 Tc	5.16
11/01	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241024 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010701083 Eed:241101 Ind ID:910050142 Ind Name:lnteramerican Medical Trn*1 *910050142*1363569642~ 0002Ss&C 10/24/24 Trn: 3050701083Tc	4.80
11/01	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241101 CO Entry Descr:Sq241101 Sec:PPD Trace#:021000025831720 Eed:241101 Ind ID:T3K7Y5Daeyn3TRW Ind Name:Managed Healthcare Par T2136624 Trn: 3065831720Tc	4.77

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 8 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/01	Orig CO Name:Hmp Orig ID: 1611103898 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:042000010701080 Eed:241101 Ind ID:60884083 Ind Name: Trn*1 *145087672241030*1611103898\ 451729 Trn: 3050701080Tc	0.06
11/04	Orig CO Name:Wellcare Health Orig ID: 1843547689 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000021714789 Eed:241104 Ind ID: Ind Name:Managed Healthcare Par Trn* 1 *5000001959*1320062883\ Trn: 3061714789Tc	45,915.00
11/04	Orig CO Name:Wellcare Hlth NH Orig ID: 1833091673 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000021714795 Eed:241104 Ind ID: Ind Name:Managed Healthcare Par Trn* 1 *5000002480*1320062883\ Trn: 3061714795Tc	870.00
11/04	Orig CO Name:Wellcare of New Orig ID:4832914327 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:091000011714807 Eed:241104 Ind ID: Ind Name:Managed Healthcare Par Trn* 1 *5000001867*1320062883\ Trn: 3061714807Tc	420.00
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498683 Eed:241104 Ind ID:T361Cdrh5Hkefb8 Ind Name:Managed Healthcare Par T2136876 Trn: 3094498683Tc	285.62
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498687 Eed:241104 Ind ID:T3TmcvjwzOB7Sf7 Ind Name:Managed Healthcare Par T2136884 Trn: 3094498687Tc	179.39
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498685 Eed:241104 Ind ID:T3A6Dq9Gx1 Eygmd Ind Name:Managed Healthcare Par T2136879 Trn: 3094498685Tc	155.14
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498676 Eed:241104 Ind ID:T3Nt6Tkcdepfnpj Ind Name:Managed Healthcare Par T2136886 Trn: 3094498676Tc	126.12
11/04	Orig CO Name:Wellcare of Main Orig ID: 1823114517 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000021714798 Eed:241104 Ind ID: Ind Name:Managed Healthcare Par Trn* 1 *5000005586*1320062883\ Trn: 3061714798Tc	45.00
11/04	Orig CO Name:Wellcare Health Orig ID:9023564003 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:021000021714804 Eed:241104 Ind ID:500000462253000 Ind Name:Managed Healthcare Par Trn* 1 *5000004622*1320062883\ Trn: 3061714804Tc	45.00
11/04	Orig CO Name:American Progres Orig ID:P131851754 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:111000021714792 Eed:241104 Ind ID: Ind Name:Managed Healthcare Par Trn* 1 *5000043085*1320062883\ Trn: 3061714792Tc	30.00
11/04	Orig CO Name:Wellcarectcare Orig ID:9038135150 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:021000021714801 Eed:241104 Ind ID:500001975553000 Ind Name:Managed Healthcare Par Trn* 1 *5000019755*1320062883\ Trn: 3061714801 Tc	30.00
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498678 Eed:241104 Ind ID:T3WdvvjwOBfmznq Ind Name:Managed Healthcare Par T2136883 Trn: 3094498678Tc	26.98
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498673 Eed:241104 Ind ID:T3He606N97Kaea7 Ind Name:Managed Healthcare Par T2136877 Trn: 3094498673Tc	24.25

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 9 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498675 Eed:241104 Ind ID:T3Emg6Tka70K4Qt Ind Name:Managed Healthcare Par T2136886 Trn: 3094498675Tc	24.25
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498682 Eed:241104 Ind ID:T31 Fe932K552Nsx Ind Name:Managed Healthcare Par T2136876 Trn: 3094498682Tc	24.25
11/04	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241104 CO Entry Descr:Sq241104 Sec:PPD Trace#:021000024498680 Eed:241104 Ind ID:T3Zymgxbdzfxsnd Ind Name:Managed Healthcare Par T2136881 Trn: 3094498680Tc	3.37
11/05	Deposit 2110227836	315.00
11/05	Deposit 2110227760	311.00
11/05	Deposit 1184548648	20.00
11/05	Orig CO Name:Wellcare Health Orig ID:2844627844 Desc Date:241101 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:053101127945777 Eed:241105 Ind ID: Ind Name:Managed Healthcare Par Trn*1*5000001525*1320062883\ Trn: 3097945777Tc	555.00
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623657 Eed:241105 Ind ID:T308H9Chr6Ym5Em Ind Name:Managed Healthcare Par T2137039 Trn: 3102623657Tc	179.69
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623660 Eed:241105 Ind ID:T3Vtc31 Jkcrzrm3 Ind Name:Managed Healthcare Par T2137037 Trn: 3102623660Tc	155.87
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623656 Eed:241105 Ind ID:T3Qna601Qttfhx4 Ind Name:Managed Healthcare Par T2137039 Trn: 3102623656Tc	92.33
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623672 Eed:241105 Ind ID:910065099 Ind Name:lnteramerican Medical Trn*1*910065099*1363569642~ 0002Ss&C 10/25/24 Trn: 3102623672Tc	86.72
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623659 Eed:241105 Ind ID:T35Bkh5YbO5Rjta Ind Name:Managed Healthcare Par T2137037 Trn: 3102623659Tc	78.65
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623670 Eed:241105 Ind ID:910065071 Ind Name:lnteramerican Medical Trn*1*910065071 *1363569642~ 0002Ss&C 10/25/24 Trn: 3102623670Tc	67.76
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO	57.87
	Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623674 Eed:241105 Ind ID:910065300 Ind Name:Caremax Medical Center
	Trn*1*910065300*1363569642~ 0002Ss&C
	10/25/24 Trn: 3102623674Tc
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623680 Eed:241105 Ind ID:910065617 Ind Name:Caremax Medical Center Trn*1*910065617*1363569642~ 0002Ss&C 10/25/24 Trn: 3102623680Tc	47.24

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 10 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623665 Eed:241105 Ind ID:T33C9Xjxzarj65J Ind Name:Managed Healthcare Par T2137038 Trn: 3102623665Tc	29.12
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623676 Eed:241105 Ind ID:910065330 Ind Name:Caremax of Miami, LLC Trn*1*910065330*1363569642~ 0002Ss&C 10/25/24 Trn: 3102623676Tc	26.47
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623662 Eed:241105 Ind ID:T3Mabe42HdtbO46 Ind Name:Managed Healthcare Par T2137040 Trn: 3102623662Tc	19.38
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623664 Eed:241105 Ind ID:T3Aarn997Ex92Cm Ind Name:Managed Healthcare Par T2137038 Trn: 3102623664Tc	14.51
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623668 Eed:241105 Ind ID:910065070 Ind Name:lnteramerican Medical Trn*1*910065070*1363569642~ 0002Ss&C 10/25/24 Trn: 3102623668Tc	13.98
11/05	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241025 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000012623678 Eed:241105 Ind ID:910065516 Ind Name:Caremax Medical Center Trn*1 *910065516*1363569642~ 0002Ss&C 10/25/24 Trn: 3102623678Tc	5.40
11/05	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241105 CO Entry Descr:Sq241105 Sec:PPD Trace#:021000022623666 Eed:241105 Ind ID:T3693Vmh2Wf87Xq Ind Name:Managed Healthcare Par T2137038 Trn: 3102623666Tc	3.44
11/06	Remote Online Deposit5539	126,712.98
11/06	Orig CO Name:Health Sun Healt Orig ID: 1352145715 Desc Date: CO Entry Descr:E-Payment Sec:CTX Trace#:111000022728175 Eed:241106 Ind ID:Ee52889913 Ind Name:0007Managed Healthca Trn: 3112728175Tc	1,261,898.62
11/06	Orig CO Name:ADP 401K Orig ID: 1223006057 Desc Date:241106 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000026937216 Eed:241106 Ind ID:Aa9Ai 8116329Vv Ind Name:Managed Healthcare Par KI Trn: 3116937216Tc	24,258.26
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728162 Eed:241106 Ind ID:T3Fsqss7Eazp458 Ind Name:Managed Healthcare Par T2137181 Trn: 3112728162Tc	155.77
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728165 Eed:241106 Ind ID:T3Gve9Svy3H07Ww Ind Name:Managed Healthcare Par T2137184 Trn: 3112728165Tc	96.90
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728169 Eed:241106 Ind ID:T3Rm5HhdwOF1 Ez3 Ind Name:Managed Healthcare Par T2137185 Trn: 3112728169Tc	43.63
01/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728167 Eed:241106 Ind ID:T31 Yaend2G1 A6NJ Ind Name:Managed Healthcare Par T2137182 Trn: 3112728167Tc	29.12

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 11 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728170 Eed:241106 Ind ID:T3D4Zfhtpy5Ewp4 Ind Name:Managed Healthcare Par T2137185 Trn: 3112728170Tc	29.12
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728172 Eed:241106 Ind ID:T3B2Mjsem9Dg2Rd Ind Name:Managed Healthcare Par T2137183 Trn: 3112728172Tc	21.53
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728163 Eed:241106 Ind ID:T31 E5Wfjh2Nareh Ind Name:Managed Healthcare Par T2137181 Trn: 3112728163Tc	14.51
11/06	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241106 CO Entry Descr:Sq241106 Sec:PPD Trace#:021000022728173 Eed:241106 Ind ID:T30080Ps0Rcd88H Ind Name:Managed Healthcare Par T2137183 Trn: 3112728173Tc	7.60
11/07	Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126- US/Ac-7011 0rg=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Bbi =/Chgs/USD0,00/Ocmt/USD590000,00/Bn F/lnteramerican Medical Centergr O Ssn: 00555307 Trn: 0134237312Fc	590,000.00
11/07	Deposit 2015631429	85.00
11/07	Orig CO Name:Claims Account Orig ID:1810726576 Desc Date:241105 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:066004360792846 Eed:241107 Ind ID: Ind Name:Managed Healthcare Par Trn*1*8000004831\ Trn: 3120792846Tc	10,680.00
11/07	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241107 CO Entry Descr:Sq241107 Sec:PPD Trace#:021000029453901 Eed:241107 Ind ID:T3GgOXvyvk19Sar Ind Name:Managed Healthcare Par T2137325 Trn: 3129453901 Tc	170.05
11/07	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241107 CO Entry Descr:Sq241107 Sec:PPD Trace#:021000029453897 Eed:241107 Ind ID:T3Jkpq99Zn3R443 Ind Name:Managed Healthcare Par T2137324 Trn: 3129453897Tc	116.38
11/07	Orig CO Name:ADP 401K Orig ID: 1223006057 Desc Date:241107 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000023285350 Eed:241107 Ind ID:Aa9Ai 8148801Vv Ind Name:Managed Healthcare Par AaTrn: 3123285350Tc	61.54
11/07	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241107 CO Entry Descr:Sq241107 Sec:PPD Trace#:021000029453898 Eed:241107 Ind ID:T34P2Tk8Zvkvq32 Ind Name:Managed Healthcare Par T2137324 Trn: 3129453898Tc	24.83
11/07	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241107 CO Entry Descr:Sq241107 Sec:PPD Trace#:021000029453900 Eed:241107 Ind ID:T3Arwbjjta0Rexs Ind Name:Managed Healthcare Par T2137325 Trn: 3129453900Tc	24.25
11/07	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241107 CO Entry Descr:Sq241107 Sec:PPD Trace#:021000029453895 Eed:241107 Ind ID:T31 Dcjas1Xwgpe8 Ind Name:Managed Healthcare Par T2137321 Trn: 3129453895Tc	18.08
11/07	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241107 CO Entry Descr:Sq241107 Sec:PPD Trace#:021000029453903 Eed:241107 Ind ID:T3378Emxm9Y6Vkr Ind Name:Managed Healthcare Par T2137323 Trn: 3129453903Tc	2.05
11/08	Fedwire Credit Via: Citizens Bank, NA/011500120 B/O: Acquiom Agency Services LLC Denver CO 80202 USA Ref: Chase Nyc/Ctr/Bnf=Managed Healthcare Partners, L.L.C. Miami FL 33126- US/Ac 7011 Rfb=9626585 Obi= Attention: /Imad: 1108A1B7A41C003203 Trn: 0904461313Ff	3,000,000.00

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 12 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/08	JPMorgan Access Transfer From Account 0323	516,650.98
11/08	JPMorgan Access Transfer From Account 0323	455,730.72
11/08	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241108 CO Entry Descr:Sq241108 Sec:PPD Trace#:021000026603152 Eed:241108 Ind ID:T3Bnjvxztk7K3Xt Ind Name:Managed Healthcare Par T2137472 Trn: 3136603152Tc	140.63
11/08	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241108 CO Entry Descr:Sq241108 Sec:PPD Trace#:021000026603158 Eed:241108 Ind ID:T39V0Xrnmwrn7Wq Ind Name:Managed Healthcare Par T2137471 Trn: 3136603158Tc	106.74
11/08	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241108 CO Entry Descr:Sq241108 Sec:PPD Trace#:021000026603151 Eed:241108 Ind ID:T3Xhnne3Syefygh Ind Name:Managed Healthcare Par T2137472 Trn: 3136603151 Tc	97.00
11/08	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241108 CO Entry Descr:Sq241108 Sec:PPD Trace#:021000026603149 Eed:241108 Ind ID:T39F792D81Qdvpf Ind Name:Managed Healthcare Par T2137467 Trn: 3136603149Tc	96.70
11/08	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241108 CO Entry Descr:Sq241108 Sec:PPD Trace#:021000026603156 Eed:241108 Ind ID:T3E34Gdw5Mrdzkz Ind Name:Managed Healthcare Par T2137468 Trn: 3136603156Tc	33.99
11/08	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241108 CO Entry Descr:Sq241108 Sec:PPD Trace#:021000026603154 Eed:241108 Ind ID:T3Twm70A8Hc5Yyq Ind Name:Managed Healthcare Par T2137470 Trn: 3136603154Tc	21.53
11/12	Book Transfer Credit B/O: Sparta Texas Aco, Inc. Dallas TX 75201-2470 US Trn: 6454800317Jo	29,260.00
11/12	Book Transfer Credit B/O: Caremax Ipa, LLC Miami FL 33126-3292 US Trn: 6455300317Jo	0.19
11/12	Orig CO Name:Humana Inc US Le Orig ID:3610647538 Desc Date:241108 CO Entry Descr:Eftpaymentsec:CCD Trace#:091000016877459 Eed:241112 Ind ID:61558392 Ind Name:Managed Healthcare Par Trn* 1 * 100089866*3610647538\ 451814 Trn: 3136877459TC	17,208.00
11/12	JPMorgan Access Transfer From Account 9012	3,426.45
11/12	JPMorgan Access Transfer From Account 1115	2,022.55
11/12	JPMorgan Access Transfer From Account 0578	290.55
11/12	JPMorgan Access Transfer From Account 3278	225.97
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143484 Eed:241112 Ind ID:T36Vb4Ykavp9Vvq Ind Name:Managed Healthcare Par T2137719Trn: 3176143484Tc	213.98
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241112 CO Entry Descr:Sq241112 Sec:PPD Trace#:021000026143470 Eed:241112 Ind ID:T30P83Nz6Hd8K78 Ind Name:Managed Healthcare Par T2137853 Trn: 3176143470Tc	213.88
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143479 Eed:241112 Ind ID:T3Gynywy3Vnhe97 Ind Name:Managed Healthcare Par T2137717 Trn: 3176143479Tc	199.17
11/12	JPMorgan Access Transfer From Account 0513	190.54

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 13 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143483 Eed:241112 Ind ID:T3022E3Xypymajg Ind Name:Managed Healthcare Par T2137719Trn: 3176143483Tc	189.23
11/12	JPMorgan Access Transfer From Account 3088	188.87
11/12	JPMorgan Access Transfer From Account 9964	166.76
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241112 CO Entry Descr:Sq241112 Sec:PPD Trace#:021000026143467 Eed:241112 Ind ID:T3X9Czhynbx7Tww Ind Name:Managed Healthcare Par T2137854 Trn: 3176143467Tc	145.50
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143472 Eed:241112 Ind ID:T3M3Ez9X0Wcc422 Ind Name:Managed Healthcare Par T2137709 Trn: 3176143472Tc	126.22
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143475 Eed:241112 Ind ID:T3Xnx9W47Axnevh Ind Name:Managed Healthcare Par T2137712 Trn: 3176143475Tc	106.64
11/12	JPMorgan Access Transfer From Account 8702	102.12
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877474 Eed:241112 Ind ID:910088476 Ind Name:Caremax Medical Center Trn*1 *910088476*1363569642~ 0002Ss&C 10/31/24 Trn: 3136877474Tc	76.02
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877472 Eed:241112 Ind ID:910088194 Ind Name:Caremax of Miami, LLC Trn*1 *910088194*1363569642~ 0002Ss&C 10/31/24 Trn: 3136877472Tc	72.65
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877462 Eed:241112 Ind ID:910087930 Ind Name: Interamerican Medical Trn*1 *910087930*1363569642~ 0002Ss&C 10/31/24 Trn: 3136877462Tc	72.18
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877468 Eed:241112 Ind ID:910088163 Ind Name:Caremax Medical Center Trn*1 *910088163*1363569642~ 0002Ss&C 10/31/24 Trn: 3136877468Tc	64.93
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877464 Eed:241112 Ind ID:910087931 Ind Name: Interamerican Medical Trn*1 *910087931 *1363569642~ 0002Ss&C 10/31/24 Trn: 3136877464Tc	63.21
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143486 Eed:241112 Ind ID:T36269B83Hbjkrm Ind Name:Managed Healthcare Par T2137710 Trn: 3176143486Tc	58.14
11/12	JPMorgan Access Transfer From Account 2916	54.43
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877466 Eed:241112 Ind ID:910087960 Ind Name: Interamerican Medical Trn*1 *910087960*1363569642- 0002Ss&C 10/31/24 Trn: 3136877466Tc	54.33
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241112 CO Entry Descr:Sq241112 Sec:PPD Trace#:021000026143465 Eed:241112 Ind ID:T3Jw9Jszyyzgt4B Ind Name: Managed Healthcare Par T2137851 Trn:3176143465Tc	48.50

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 14 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143473 Eed:241112 Ind ID:T3R72M7Qrj8Bnkg Ind Name:Managed Healthcare Par T2137709 Trn:3176143473Tc	43.63
11/12	JPMorgan Access Transfer From Account 9976	20.08
11/12	Orig CO Name:Square Inc Orig ID 9424300002 Desc Date:241112 CO Entry Descr:Sq241112 Sec:PPD Trace#:021000026143464 Eed:241112 Ind ID:T30Dt7Ae69T1 VOS Ind Name:Managed Healthcare Par T2137851 Trn:3176143464Tc	15.36
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241111 CO Entry Descr:Sq241111 Sec:PPD Trace#:021000026143481 Eed:241112 Ind ID:T33N7Nkqphpvn6T Ind Name:Managed Healthcare Par T2137715 Trn: 3176143481 Tc	13.44
11/12	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241031 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016877470 Eed:241112 Ind ID 910088169 Ind Name:Caremax Medical Center Trn‘1 ‘910088169‘1363569642- 0002Ss&C 10/31/24 Trn: 3136877470Tc	8.95
11/12	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241112 CO Entry Descr:Sq241112 Sec:PPD Trace#:021000026143469 Eed:241112 Ind ID:T3Y184Ybr2W7C5Z Ind Name:Managed Healthcare Par T2137853 Trn:3176143469Tc	8.57
11/12	Orig CO Name:Square Inc Orig ID 9424300002 Desc Date:241111 CO Entry Descr:Hia 1111 Sec:PPD Trace#:021000026143477 Eed:241112 Ind ID:T3X4Dd5Yqmm63Ja Ind Name: Managed Healthcare Par T2137713 Trn:3176143477Tc	6.26
11/12	JPMorgan Access Transfer From Account 5563	0.19
11/13	Fedwire Credit Via: Customers Bank/031302971 B/O: Caremax, Inc. Miami,FL 33126-3292 Ref: Chase Nyc/Ctr/Bnf=Managed Healthcare Partners, L L C. Miami FL 33126- US/Ac 7011 Rfb=O/B Customer S Ba Imad: 111 3Mmqfmp94002312 Trn: 1185911 318Ff	3,000,000.00
11/13	Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C Miami FL 33126- US/Ac 7011 Org=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Bbi =/Chgs/USD0,00/Ocmt/USD1600000,00/B Nf/lnteramerican Medical Centergr Ssn: 00472818 Trn: 0116268318Fc	1,600,000.00
11/13	Fedwire Credit Via: Interamerican Bank Fsb/267087769 B/O: Advantis Physician Alliance LLC Miami FL 33174 Ref: Chase Nyc/Ctr/Bnf=Managed Healthcare Partners, L.L.C Miami FL 33126- US/Ac- 7011 Rfb=00346 Imad: 111 3QmgftO10000870 Trn: 0782711318Ff	13,329.60
11/13	Orig CO Name:Tufts Associated Orig ID: 1400000001 Desc Date:241112 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 111000025323680 Eed:241113 Ind ID: Ind Name:Managed Healthcare Par Trn*1 *80167418*1042674079\ Trn: 3175323680Tc	47,540.00
11/13	Orig CO Name:Humana Inc US Le Orig ID 3610647538 Desc Date:241112 CO Entry Descr:Eftpaymentsec:CCD Trace#:091000015323683 Eed:241113 Ind ID:61894768 Ind Name:Managed Healthcare Par Trn*1 *100091122*3610647538\ 451889 Trn: 3175323683TC	25,166.12
11/13	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241113 CO	218.55
01/13	Entry Descr:Sq241113 Sec:PPD Trace#:021000020044392 Eed:241113 Ind ID:T31Sm5Q0Zvaf1 Fb Ind Name:Managed Healthcare Par T2137996 Trn:3180044392TC Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241113 CO Entry Descr:Sq241113 Sec:PPD Trace#:021000020044390 Eed:241113 Ind ID:T379Smajwc70K34 Ind Name:Managed Healthcare Par T2137997 Trn: 3180044390Tc	111.51

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 15 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/13	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241113 CO Entry Descr:Sq241113 Sec:PPD Trace#:021000020044387 Eed:241113 Ind ID:T3CBR2Ndycqvmts Ind Name:Managed Healthcare Par T2137995 Trn: 3180044387Tc	62.91
11/13	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241113 CO Entry Descr:Sq241113 Sec:PPD Trace#:021000020044389 Eed:241113 Ind ID:T37Hfntta537Ep6 Ind Name:Managed Healthcare Par T2137997 Trn: 3180044389Tc	9.64
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393506 Eed:241114 Ind ID:T37Jescx4R0Eq7K Ind Name:Managed Healthcare Par T2138148 Trn: 3194393506Tc	218.55
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393508 Eed:241114 Ind ID:T3Dzemwpvasz9B5 Ind Name:Managed Healthcare Par T2138149 Trn: 3194393508Tc	179.49
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393504 Eed:241114 Ind ID:T3Xwecz831 Mzngv Ind Name:Managed Healthcare Par T2138144 Trn: 3194393504Tc	116.78
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393509 Eed:241114 Ind ID:T3Ejz1X89Wq5Mq4 Ind Name:Managed Healthcare Par T2138149 Trn: 3194393509Tc	62.79
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393500 Eed:241114 Ind ID:T36E9Dmfpq1Qrbg Ind Name:Managed Healthcare Par T2138147 Trn: 3194393500Tc	30.89
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393503 Eed:241114 Ind ID:T32J5G7Ym3Pfadg Ind Name:Managed Healthcare Par T2138144 Trn: 3194393503Tc	24.25
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393510 Eed:241114 Ind ID:T32Tdmqr7Tnh5T3 Ind Name:Managed Healthcare Par T2138149 Trn: 319439351 OTc	19.38
11/14	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241114 CO Entry Descr:Sq241114 Sec:PPD Trace#:021000024393501 Eed:241114 Ind ID:T3V02E6Zkgzrhzx Ind Name:Managed Healthcare Par T2138147 Trn: 3194393501 Tc	0.55
11/15	Cash Concentration Transfer Credit From Account 1107 Trn: 0001976039Xf	1,410,200.91
11/15	Chips Credit Via: Citibank N.A./0008 B/O: Interamerican Medical Center Lakes FL USA 330147803 Ref: Nbnf=Managed Healthcare Partners, L.L.C. Miami FL 33126- US/Ac- 7011 0rg=/006783086417 Lakes FL US A 330147803 Ogb=Citibank NA USA Bbi =/Chgs/USD0,00/Ocmt/USD600000,00/Bn F/lnteramerican Medical Centergr O Ssn: 00485119 Trn: 0117419320Fc	600,000.00
11/15	JPMorgan Access Transfer From Account 0950	37,681,448.69
11/15	JPMorgan Access Transfer From Account 9012	94,074.85
11/15	JPMorgan Access Transfer From Account 2767	84,165.68
11/15	JPMorgan Access Transfer From Account 1115	286.18
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589724 Eed:241115 Ind ID:T3Vwte7Nxm1 K8P8 Ind Name:Managed Healthcare Par T2138298 Trn: 3201589724Tc	204.04
11/15	JPMorgan Access Transfer From Account 3088	148.00
11/15	JPMorgan Access Transfer From Account 2916	128.68
11/15	JPMorgan Access Transfer From Account 0513	125.57
11/15	JPMorgan Access Transfer From Account 3278	102.42
11/15	JPMorgan Access Transfer From Account 9964	95.07

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 16 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589711 Eed:241115 Ind ID:T3H11 Hq7Q9G6Kas Ind Name:Managed Healthcare Par T2138294 Trn: 3201589711 Tc	53.37
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589718 Eed:241115 Ind ID:T3Kn3Vwgdhvbsjz Ind Name:Managed Healthcare Par T2138299 Trn: 3201589718Tc	43.63
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589713 Eed:241115 Ind ID:T3M6Hffxb97T29Z Ind Name:Managed Healthcare Par T2138294 Trn: 3201589713Tc	38.66
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589723 Eed:241115 Ind ID:T3Es8Qh006T9M1Z Ind Name:Managed Healthcare Par T2138298 Trn: 3201589723Tc	24.25
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589715 Eed:241115 Ind ID:T39Cyeyzsfkjea1 Ind Name:Managed Healthcare Par T2138297 Trn: 3201589715Tc	17.43
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Hia 1115 Sec:PPD Trace#:021000021589721 Eed:241115 Ind ID:T3Dg21Z50Wnpzr9 Ind Name:Managed Healthcare Par T2138295 Trn: 3201589721 Tc	14.68
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589719 Eed:241115 Ind ID:T3Xz1R8Wf4Ek07W Ind Name:Managed Healthcare Par T2138299 Trn: 3201589719Tc	14.51
11/15	JPMorgan Access Transfer From Account 0578	12.14
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589716 Eed:241115 Ind ID:T3R7Jbfc7Qeam1Y Ind Name:Managed Healthcare Par T2138297 Trn: 3201589716Tc	5.80
11/15	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241115 CO Entry Descr:Sq241115 Sec:PPD Trace#:021000021589712 Eed:241115 Ind ID:T3Rr8N22Wz3B2Wz Ind Name:Managed Healthcare Par T2138294 Trn: 3201589712Tc	4.77
11/15	JPMorgan Access Transfer From Account 9976	3.00
11/18	Orig CO Name:ADP 401K Orig ID: 1223006057 Desc Date:241118 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000028624139 Eed:241118 Ind ID:Aa9Ai 8934421Vv Ind Name:Managed Healthcare Par AaTrn: 3238624139Tc	6,063.11
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367592 Eed:241118 Ind ID:T3Ycwzt2Fmzxp5Y Ind Name:Managed Healthcare Par T2138552 Trn: 3231367592Tc	137.00
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367602 Eed:241118 Ind ID:T3Vm08Stkjdrnrk Ind Name:Managed Healthcare Par T2138558 Trn: 3231367602Tc	130.89
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367596 Eed:241118 Ind ID:T3D71Cksjcynhdn Ind Name:Managed Healthcare Par T2138556 Trn: 3231367596Tc	124.38
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367590 Eed:241118 Ind ID:T31Cecfsm938Xy5 Ind Name:Managed Healthcare Par T2138550 Trn: 3231367590Tc	121.45

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 17 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367598 Eed:241118 Ind ID:T3Jfhxehr7Yvyss Ind Name:Managed Healthcare Par T2138559 Trn: 3231367598Tc	121.25
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367594 Eed:241118 Ind ID:T3M38Gs9G2J311A Ind Name:Managed Healthcare Par T2138561 Trn: 3231367594Tc	82.49
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367589 Eed:241118 Ind ID:T3Z22Rb7F3895Gw Ind Name:Managed Healthcare Par T2138550 Trn: 3231367589Tc	55.49
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367604 Eed:241118 Ind ID:T3Kcmre8Vary0Q9 Ind Name:Managed Healthcare Par T2138560 Trn: 3231367604Tc	48.50
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464725 Eed:241118 Ind ID:910103036 Ind Name:Caremax Medical Center Trn*1*910103036*1363569642~ 0002Ss&C 11/08/24 Trn: 3206464725Tc	30.65
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464721 Eed:241118 Ind ID:910102741 Ind Name:Caremax Medical Center Trn*1*910102741 *1363569642~ 0002Ss&C 11/08/24 Trn: 3206464721 Tc	28.30
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464717 Eed:241118 Ind ID:910102520 Ind Name:lnteramerican Medical Trn*1*910102520*1363569642~ 0002Ss&C 11/08/24 Trn: 3206464717Tc	26.49
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367599 Eed:241118 Ind ID:T3D1 Jah9Brcxcys Ind Name:Managed Healthcare Par T2138559 Trn: 3231367599Tc	24.25
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464723 Eed:241118 Ind ID:910102768 Ind Name:Caremax of Miami, LLC Trn*1*910102768*1363569642~ 0002Ss&C 11/08/24 Trn: 3206464723Tc	22.58
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464719 Eed:241118 Ind ID:910102521 Ind Name:lnteramerican Medical Trn*1*910102521*1363569642~ 0002Ss&C 11/08/24 Trn: 3206464719Tc	22.31
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367600 Eed:241118 Ind ID:T3Bphy00Nf8T9Hk Ind Name:Managed Healthcare Par T2138559 Trn: 3231367600Tc	19.38
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464711 Eed:241118 Ind ID:910102549 Ind Name:lnteramerican Medical Trn*1*910102549*1363569642~ 0002Ss&C 11/08/24 Trn: 3206464711Tc	15.62
11/18	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241108 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000016464714 Eed:241118 Ind ID:910102945 Ind Name:Caremax Medical Center Trn*1*910102945*1363569642~ 0002Ss&C 11/08/24 Trn: 3206464714Tc	2.00

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 18 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/18	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241118 CO Entry Descr:Sq241118 Sec:PPD Trace#:021000021367606 Eed:241118 Ind ID:T32E2Wkpx6Xftc9 Ind Name:Managed Healthcare Par T2138554 Trn: 3231367606Tc	1.58
11/18	Orig CO Name:Hmp Orig ID: 1611103898 Desc Date:241115 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:042000016464708 Eed:241118 Ind ID:62142179 Ind Name: Trn*1*146282030241114*1611103898\ 451919 Trn: 3206464708Tc	0.05
11/19	Remote Online Deposit 5539	101,451.05
11/19	Orig CO Name:Claims Account Orig ID:1810726576 Desc Date:241115 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:066004360949955 Eed:241119 Ind ID: Ind Name:Managed Healthcare Par Trn*1*8000005019\ Trn: 3230949955Tc	900.00
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172040 Eed:241119 Ind ID:T3Y27M21Cjxmj5Y Ind Name:Managed Healthcare Par T2138708 Trn: 3243172040Tc	218.95
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172034 Eed:241119 Ind ID:T352Vq8K74Jskwt Ind Name:Managed Healthcare Par T2138705 Trn: 3243172034Tc	142.16
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172032 Eed:241119 Ind ID:T3Ass29D7S4Xv9J Ind Name:Managed Healthcare Par T2138705 Trn: 3243172032Tc	136.76
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949952 Eed:241119 Ind ID:910117863 Ind Name:Caremax Medical Center Trn*1*910117863*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949952Tc	119.55
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172035 Eed:241119 Ind ID:T3K9Y5PR4A7Gdx5 Ind Name:Managed Healthcare Par T2138705 Trn: 3243172035Tc	97.30
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949938 Eed:241119 Ind ID:910117333 Ind Name:lnteramerican Medical Trn*1*910117333*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949938Tc	64.83
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172026 Eed:241119 Ind ID:T38A2Qr412Hbz1E Ind Name:Managed Healthcare Par T2138709 Trn: 3243172026Tc	62.74
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172030 Eed:241119 Ind ID:T3KS0Qta0Vakhn2 Ind Name:Managed Healthcare Par T2138706 Trn: 3243172030Tc	57.49
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172037 Eed:241119 Ind ID:T36WV03SD41Nq1K Ind Name:Managed Healthcare Par T2138707 Trn: 3243172037Tc	57.36
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172029 Eed:241119 Ind ID:T3S0X1Sgd3Rg2K7 Ind Name:Managed Healthcare Par T2138706 Trn: 3243172029Tc	48.60

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 19 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172039 Eed:241119 Ind ID:T377H5Sf22V80Vg Ind Name:Managed Healthcare Par T2138708 Trn: 3243172039Tc	43.34
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949942 Eed:241119 Ind ID:910117362 Ind Name:lnteramerican Medical Trn*1*910117362*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949942Tc	43.09
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172041 Eed:241119 Ind ID:T3Pfgzmnj3Yx5H3 Ind Name:Managed Healthcare Par T2138708 Trn: 3243172041 Tc	33.99
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172033 Eed:241119 Ind ID:T3Asa5Yqt4Adg82 Ind Name:Managed Healthcare Par T2138705 Trn: 3243172033Tc	24.25
11/19	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241119 CO Entry Descr:Sq241119 Sec:PPD Trace#:021000023172027 Eed:241119 Ind ID:T3Aq0S3Tjye85Gf Ind Name:Managed Healthcare Par T2138709 Trn: 3243172027Tc	23.50
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949948 Eed:241119 Ind ID:910117590 Ind Name:Caremax of Miami, LLC Trn*1*910117590*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949948Tc	22.44
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949946 Eed:241119 Ind ID:910117566 Ind Name:Caremax Medical Center Trn*1 *910117566*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949946Tc	6.78
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949944 Eed:241119 Ind ID:910117560 Ind Name:Caremax Medical Center Trn*1 *910117560*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949944Tc	6.51
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949950 Eed:241119 Ind ID:910117725 Ind Name:Caremax Medical Center Trn*1 *910117725*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949950Tc	5.16
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949935 Eed:241119 Ind	4.80
11/19	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241109 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000010949940 Eed:241119 Ind ID:910117334 Ind Name:Interamerican Medical Trn*1 *910117334*1363569642~ 0002Ss&C 11/09/24 Trn: 3230949940Tc	2.94
11/20	Fedwire Credit Via: Citizens Bank, NA/011500120 B/O: Acquiom Agency Services LLC Denver CO 80202 USA Ref: Chase Nyc/Ctr/Bnf=Managed Healthcare Partners, L.L.C. Miami FL 33126- US/Ac- 7011 Rfb=9700232 Imad: 1120A1B7A41C004178 Trn: 10608^325Ff	11,449,997.23
11/20	Orig CO Name:Aetna As01 Orig ID:3066033492 Desc Date: CO Entry Descr:Hcclaimpmtsec:CCD Trace#:051000011727008 Eed:241120 Ind ID:Xxxxx3015 Ind Name:Managed Healthcare Par Trn*1 *522431901002427*1066033492\ Trn: 3241727008Tc	98,470.40

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 20 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286169 Eed:241120 Ind ID:T31 Awz9A8AeOEn5 Ind Name:Managed Healthcare Par T2138866 Trn: 3252286169Tc	465.73
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286173 Eed:241120 Ind ID:T3F79CD9Hcdncex Ind Name:Managed Healthcare Par T2138869 Trn: 3252286173Tc	88.13
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286177 Eed:241120 Ind ID:T31 Mjvza49Xkc53 Ind Name:Managed Healthcare Par T2138870 Trn: 3252286177Tc	77.38
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286172 Eed:241120 Ind ID:T33Wska3Epvgjj5 Ind Name:Managed Healthcare Par T2138869 Trn: 3252286172Tc	72.85
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286170 Eed:241120 Ind ID:T3Nf914Xwc38E0C Ind Name:Managed Healthcare Par T2138866 Trn: 3252286170Tc	48.60
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286178 Eed:241120 Ind ID:T3708B337Feywpn Ind Name:Managed Healthcare Par T2138870 Trn: 3252286178Tc	48.50
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286175 Eed:241120 Ind ID:T3Xsex8Asj9784P Ind Name:Managed Healthcare Par T2138870 Trn: 3252286175Tc	43.63
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286176 Eed:241120 Ind ID:T3Zp00G2Gpy1 Rq7 Ind Name:Managed Healthcare Par T2138870 Trn: 3252286176Tc	29.12
11/20	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241120 CO Entry Descr:Sq241120 Sec:PPD Trace#:021000022286167 Eed:241120 Ind ID:T3Jry3T9F5Te6Je Ind Name:Managed Healthcare Par T2138867 Trn: 3252286167Tc	19.38
11/20	Orig CO Name:Aetna As01 Orig ID:3066033492 Desc Date: CO Entry Descr:Hcclaimpmtsec:CCD Trace#:051000011727011 Eed:241120 Ind ID: 1124162458 I nd Name: Managed Healthcare Par Trn*1 *882431901040303*1066033492\ Trn: 3241727011 Tc	0.06
11/21	Fedwire Credit Via: Citizens Bank, NA/011500120 B/O: Acquiom Agency Services LLC Denver CO 80202 USA Ref: Chase Nyc/Ctr/Bnf=Managed Healthcare Partners, L.L.C. Miami FL 33126- US/Ac- 7011 Rfb=9730031 Imad: 1121A1B7A41C001102 Trn: 04083H326Ff	550,002.77
11/21	JPMorgan Access Transfer From Account5833	1,581,037.46
11/21	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241121 CO Entry Descr:Sq241121 Sec:PPD Trace#:021000027252394 Eed:241121 Ind ID:T3Rnv5Wh8Faq1 Ws Ind Name:Managed Healthcare Par T2139014 Trn: 3267252394Tc	72.75
11/21	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241121 CO Entry Descr:Sq241121 Sec:PPD Trace#:021000027252393 Eed:241121 Ind ID:T3Krtwjxjrqdxxv Ind Name:Managed Healthcare Par T2139014 Trn: 3267252393Tc	38.27
11/21	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241121 CO Entry Descr:Sq241121 Sec:PPD Trace#:021000027252386 Eed:241121 Ind ID:T3MT0Vhz4Xjsdw8 Ind Name:Managed Healthcare Par T2139010 Trn: 3267252386Tc	24.15

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 21 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/21	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241121 CO Entry Descr:Sq241121 Sec:PPD Trace#:021000027252389 Eed:241121 Ind ID:T3T64Ndrwem893N Ind Name:Managed Healthcare Par T2139015 Trn: 3267252389Tc	19.38
11/21	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241121 CO Entry Descr:Sq241121 Sec:PPD Trace#:021000027252387 Eed:241121 Ind ID:T3Xrqr2CkO6Jfdf Ind Name:Managed Healthcare Par T2139010 Trn: 3267252387Tc	19.28
11/21	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241121 CO Entry Descr:Sq241121 Sec:PPD Trace#:021000027252391 Eed:241121 Ind ID:T3GgcsyOQxyxb6A Ind Name:Managed Healthcare Par T2139013Trn: 3267252391 Tc	9.64
11/22	Orig CO Name:Comwelcarall8631 Orig ID:1043756900 Desc Date:112124 CO Entry Descr:Payables Sec:CCD Trace#:041000122293667 Eed:241122 Ind ID:Carmax01 Ind Name:Caremax, Inc Dba Manag Nov-24-lco Dynamics EFT Deposit Trn: 3262293667Tc	27,870.00
11/22	Orig CO Name:Highmark Inc. Orig ID: 1231294723 Desc Date: CO Entry Descr:EFT Pymt Sec:CCD Trace#:043000092293664 Eed:241122 Ind ID:0000000000 Ind Name:Managed Healthcare Par Trn*1 *4489569907*1231294723\ Trn: 3262293664Tc	9,018.00
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965528 Eed:241122 Ind ID:T3C6Rx2Zyy21 Fn3 Ind Name:Managed Healthcare Par T2139162 Trn: 3273965528Tc	106.74
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965519 Eed:241122 Ind ID:T3Vsxj4J3Wj4K7W Ind Name:Managed Healthcare Par T2139158 Trn: 3273965519Tc	71.90
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965526 Eed:241122 Ind ID:T388Q1 Kvb8Wkgxf Ind Name:Managed Healthcare Par T2139159 Trn: 3273965526Tc	71.18
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965517 Eed:241122 Ind ID:T34Dkbzfcw3Q5Jp Ind Name:Managed Healthcare Par T2139157 Trn: 3273965517Tc	53.37
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965516 Eed:241122 Ind ID:T39Rhdnwrqypy6F Ind Name:Managed Healthcare Par T2139157 Trn: 3273965516Tc	48.50
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965521 Eed:241122 Ind ID:T3V5Qrtmsn9Wvyg Ind Name:Managed Healthcare Par T2139161 Trn: 3273965521 Tc	48.50
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965522 Eed:241122 Ind ID:T3Zx3Gkzpw6Ggy4 Ind Name:Managed Healthcare Par T2139161 Trn: 3273965522Tc	48.50
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965529 Eed:241122 Ind ID:T3K7Ayk5Pqq36Cb Ind Name:Managed Healthcare Par T2139162 Trn: 3273965529Tc	23.97
11/22	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241122 CO Entry Descr:Sq241122 Sec:PPD Trace#:021000023965524 Eed:241122 Ind ID:T3Xkrgj3Rp0T0H2 Ind Name:Managed Healthcare Par T2139160 Trn: 3273965524Tc	9.64

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 22 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/25	Orig CO Name:Rise Health Serv Orig ID:9200502235 Desc Date:241125 CO Entry Descr:ACH Pmt Sec:CCD Trace#:021000021725207 Eed:241125 Ind ID:11152622536 Ind Name:Managed Healthcare Par Bonus Payment Return Trn: 3271725207Tc	11,158.92
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072886 Eed:241125 Ind ID:T3Rspgzqrx32Q5S Ind Name:Managed Healthcare Par T2139393 Trn: 3300072886Tc	265.02
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072896 Eed:241125 Ind ID:T387Gyz6Xzxjhcz Ind Name:Managed Healthcare Par T2139398 Trn: 3300072896Tc	77.62
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072880 Eed:241125 Ind ID:T355Zdjap86Rtr6 Ind Name:Managed Healthcare Par T2139390 Trn: 3300072880Tc	67.88
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072888 Eed:241125 Ind ID:T3Ewhnt9Sgrfbvt Ind Name:Managed Healthcare Par T2139389 Trn: 3300072888Tc	33.99
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072884 Eed:241125 Ind ID:T32Tz3Yzatsawd6 Ind Name:Managed Healthcare Par T2139399 Trn: 3300072884Tc	29.12
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072897 Eed:241125 Ind ID:T3Ag585Qb59A6Qq Ind Name:Managed Healthcare Par T2139398 Trn: 3300072897Tc	24.25
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072900 Eed:241125 Ind ID:T35Hq59Dxa1 Rdzv Ind Name:Managed Healthcare Par T2139397 Trn: 3300072900Tc	24.25
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072892 Eed:241125 Ind ID:T3R7Pw97Gr1 Vswh Ind Name:Managed Healthcare Par T2139394 Trn: 3300072892Tc	23.22
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072898 Eed:241125 Ind ID:T3Eycgbn2Tb66Hd Ind Name:Managed Healthcare Par T2139398 Trn: 3300072898Tc	19.38
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072890 Eed:241125 Ind ID:T3T9NqqsaOSrdjv Ind Name:Managed Healthcare Par T2139396 Trn: 3300072890Tc	18.31
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072894 Eed:241125 Ind ID:T3Fwdc2K2Nqe6Wq Ind Name:Managed Healthcare Par T2139395 Trn: 3300072894Tc	4.77
11/25	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241125 CO Entry Descr:Sq241125 Sec:PPD Trace#:021000020072882 Eed:241125 Ind ID:T3K5W96Eaa9Vznx Ind Name:Managed Healthcare Par T2139400 Trn: 3300072882Tc	0.87
11/26	Deposit 2111603014	438.00
11/26	Deposit 2111603009	165.67
11/26	Deposit 2111603017	148.00
11/26	Deposit 2111603008	20.00

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 23 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/26	Orig CO Name:Aetna As01 Orig ID:3066033492 Desc Date: CO Entry Descr:Hcclaimpmtsec:CCD Trace#:051000011526206 Eed:241126 Ind ID:Xxxxx3015 Ind Name:Managed Healthcare Par Trn*1*522432501002632*1066033492\ Trn: 3301526206Tc	111,073.20
11/26	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Voidpaymntsec:CCD Trace#:021000021526209 Eed:241126 Ind ID:015Zvsgkqf90Zz9 Ind Name:Caremax Medical Group Kg Family Bill.Com 015Zvsgkq F90Zz9 Inv 07/01/2024 81 Trn: 3301526209Tc	200.00
11/26	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241126 CO Entry Descr:Sq241126 Sec:PPD Trace#:021000023426194 Eed:241126 Ind ID:T34Sv5Mgbm9C1 Rr Ind Name:Managed Healthcare Par T2139542 Trn: 3313426194Tc	67.98
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526222 Eed:241126 Ind ID:910139317 Ind Name:Caremax Medical Center Trn*1 *910139317*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526222Tc	48.91
11/26	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241126 CO Entry Descr:Sq241126 Sec:PPD Trace#:021000023426196 Eed:241126 Ind ID:T3Ehc00Ncf8Hvva Ind Name:Managed Healthcare Par T2139538 Trn: 3313426196Tc	42.78
11/26	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241126 CO Entry Descr:Sq241126 Sec:PPD Trace#:021000023426200 Eed:241126 Ind ID:T3Kdq5T2G9S7Kjr Ind Name:Managed Healthcare Par T2139540 Trn: 3313426200Tc	24.25
11/26	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241126 CO Entry Descr:Sq241126 Sec:PPD Trace#:021000023426202 Eed:241126 Ind ID:T3H4Yb38Jahffxx Ind Name:Managed Healthcare Par T2139541 Trn: 3313426202Tc	24.25
11/26	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241126 CO Entry Descr:Sq241126 Sec:PPD Trace#:021000023426203 Eed:241126 Ind ID:T38QqcrxmO5M6Bg Ind Name:Managed Healthcare Par T2139541 Trn: 3313426203Tc	24.25
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526214 Eed:241126 Ind ID:910138935 Ind Name:lnteramerican Medical Trn*1 *910138935*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526214Tc	17.40
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526216 Eed:241126 Ind ID:910138962 Ind Name:lnteramerican Medical Trn*1 *910138962*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526216Tc	16.20
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526220 Eed:241126 Ind ID:910139183 Ind Name:Caremax of Miami, LLC Trn*1 *910139183*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526220Tc	10.63
11/26	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241126 CO Entry Descr:Sq241126 Sec:PPD Trace#:021000023426198 Eed:241126 Ind ID:T3V2Ape29Ksrkjk Ind Name:Managed Healthcare Par T2139539 Trn: 3313426198Tc	8.65
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526224 Eed:241126 Ind ID:910139450 Ind Name:Caremax Medical Center Trn*1 *910139450*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526224Tc	6.77

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 24 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526212 Eed:241126 Ind ID:910138934 Ind Name:lnteramerican Medical Trn*1 *910138934*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526212Tc	2.85
11/26	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241116 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000011526218 Eed:241126 Ind ID:910139156 Ind Name:Caremax Medical Center Trn*1 *910139156*1363569642~ 0002Ss&C 11/16/24 Trn: 3301526218Tc	2.30
11/26	Orig CO Name:Hmp Orig ID: 1611103898 Desc Date:241125 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:042000011526201 Eed:241126 Ind ID:62874628 Ind Name: Trn*1 *146928638241123*1611103898\ 452043 Trn: 3301526201 Tc	0.06
11/26	Orig CO Name:Hmp Orig ID: 1611103898 Desc Date:241125 CO Entry Descr:Hcclaimpmtsec:CCD Trace#:042000011526203 Eed:241126 Ind ID:62874629 Ind Name: Trn*1 *147020049241124*1611103898\ 452043 Trn: 3301526203Tc	0.02
11/27	Remote Online Deposit 5539	182,817.27
11/27	Orig CO Name:Care Optical, L. Orig ID:9200502235 Desc Date:241127 CO Entry Descr:ACH Pmt Sec:CCD Trace#:021000025527510 Eed:241127 Ind ID:11153024519 Ind Name:Managed Healthcare Par To Pay Note Payable Trn: 331552751 OTc	27,000.00
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527513 Eed:241127 Ind ID:910153569 Ind Name:lnteramerican Medical Trn*1 *910153569*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527513Tc	99.76
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527515 Eed:241127 Ind ID:910153570 Ind Name:lnteramerican Medical Trn*1 *910153570*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527515Tc	84.39
11/27	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241127 CO Entry Descr:Sq241127 Sec:PPD Trace#:021000026711769 Eed:241127 Ind ID:T3Mf4Abt83Pqqwn Ind Name:Managed Healthcare Par T2139685 Trn: 3326711769Tc	72.75
11/27	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241127 CO Entry Descr:Sq241127 Sec:PPD Trace#:021000026711764 Eed:241127 Ind ID:T39B5J5Ajmq2Q0P Ind Name:Managed Healthcare Par T2139682 Trn: 3326711764Tc	57.49
11/27	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241127 CO Entry Descr:Sq241127 Sec:PPD Trace#:021000026711768 Eed:241127 Ind ID:T3K2Vz5Caxzv27F Ind Name:Managed Healthcare Par T2139685 Trn: 3326711768Tc	48.50
11/27	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241127 CO Entry Descr:Sq241127 Sec:PPD Trace#:021000026711766 Eed:241127 Ind ID:T3Remyb2Fawwdek Ind Name:Managed Healthcare Par T2139684 Trn: 3326711766Tc	30.00
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527523 Eed:241127 Ind ID:910153954 Ind Name:Caremax Medical Center Trn*1 *910153954*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527523Tc	24.96

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 25 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

DEPOSITS AND ADDITIONS	(continued)

DATE	DESCRIPTION	AMOUNT
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527527 Eed:241127 Ind ID:910154094 Ind Name:Caremax Medical Center Trn*1 *910154094*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527527Tc	23.34
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527517 Eed:241127 Ind ID:910153598 Ind Name:Interamerican Medical Trn*1 *910153598*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527517Tc	17.19
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527521 Eed:241127 Ind ID:910153822 Ind Name:Caremax of Miami, LLC Trn*1 *910153822*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527521 Tc	16.64
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527525 Eed:241127 Ind ID:910153998 Ind Name:Caremax Medical Center Trn*1 *910153998*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527525Tc	14.77
11/27	Orig CO Name:Argus Health Sys Orig ID:9363569642 Desc Date:241117 CO Entry Descr:Hcclaimpmtsec:CCD Trace#: 101000015527519 Eed:241127 Ind ID:910153797 Ind Name:Caremax Medical Center Trn*1 *910153797*1363569642~ 0002Ss&C 11/17/24 Trn: 3315527519Tc	13.09
11/29	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241128 CO Entry Descr:Sq241128 Sec:PPD Trace#:021000020914769 Eed:241129 Ind ID:T3H6V2Efqyxv32F Ind Name:Managed Healthcare Par T2139814Trn: 3340914769Tc	121.25
11/29	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241128 CO Entry Descr:Sq241128 Sec:PPD Trace#:021000020914768 Eed:241129 Ind ID:T3Gjvcqe406Z43Z Ind Name:Managed Healthcare Par T2139814Trn: 3340914768Tc	48.50
11/29	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241128 CO Entry Descr:Sq241128 Sec:PPD Trace#:021000020914766 Eed:241129 Ind ID:T3Rpna3Bwawpdnz Ind Name:Managed Healthcare Par T2139815 Trn: 3340914766Tc	29.12
11/29	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241128 CO Entry Descr:Sq241128 Sec:PPD Trace#:021000020914773 Eed:241129 Ind ID:T34JyOYdrsqcbzj Ind Name:Managed Healthcare Par T2139811 Trn: 3340914773Tc	24.25
11/29	Orig CO Name:Square Inc Orig ID:9424300002 Desc Date:241128 CO Entry Descr:Sq241128 Sec:PPD Trace#:021000020914771 Eed:241129 Ind ID:T34Tdach03Y6Swb Ind Name:Managed Healthcare Par T2139813Trn: 3340914771 Tc	4.77
11/29	Interest Payment	18,645.32

Total Deposits and Additions		$64,878,834.11

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 26 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
11/01	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000021850897 Eed:241101 Ind ID:015Jhxbisl81 J0I Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Jhxbisl81J0I Trn: 3051850897Tc	$289,684.54
11/01	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000021850903 Eed:241101 Ind ID:015Jiharuk824Cz Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Jiharuk824Cz Trn: 3051850903Tc	97,286.26
11/01	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000021850900 Eed:241101 Ind ID:015Ruynmwq81X5W Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Ruynmwq81X5W Trn: 3051850900Tc	5,320.56
11/01	Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241101 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000026308923 Eed:241101 Ind ID:Aa9Ai 110144V02 Ind Name:Managed Healthcare Par Aa Trn: 3066308923Tc	93,653.45
11/01	Fedwire Debit Via: Citibank Nyc/021000089 A/C: Ropes & Gray Lip Boston, MA 02199-3600 US Ref: Caremax Inc Inv 1647372 Inv 1642227lnv 1646038/Time/13:12 Imad: 1101 Mmqfmp2N031588 Trn: 6061900306Jo	300,729.00
11/01	Fedwire Debit Via: Citizens Bank, NA/011500120 A/C: Acquiom Agency Services LLC US Ref: Invoice Cinv-04619 Imad: 1101 Mmqfmp2M030757 Trn: 6070700306Jo	26,600.00
11/01	Fedwire Debit Via: US Bank Minnesota/0022 A/C: Piper Sandler US Ref: Invoice 40152-10 12000-326100 lnvestment Banking/Time/13:14 Imad: 1101 Mmqfmp2N031755 Trn: 6085300306Jo	151,518.15
11/01	Fedwire Debit Via: Brno Bank NA/0288 A/C: Guggenheim Securities, LLC US Ref: Invoice 2024-lb-436 Reference: Gib-2024-Convention/Time/13:18 Imad: 1101 Mmqfmp2M031180 Trn: 6138700306Jo	126,098.61
11/01	Book Transfer Debit A/C: Sidley Austin Llp Chicago IL 60603-2302 US Ref: IN00124069931 Client Matter: 102403-30020 Trn: 6167000306Jo	1,250,000.00
11/01	Book Transfer Debit A/C: Alvarez & Marsal North America, Llcnew York NY 10022-1615 US Ref: Invoice 851662 Cm-20 Trn: 6225400306Jo	390,493.60
11/01	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000029784934 Eed:241101 Ind ID:015Mgrymqy83Un7 Ind Name:Caremax Medical Group Bilgar Consulting LLC Bill.Com 015M Grymqy83Un7 Inv C8030 Trn: 3069784934Tc	2,737.50
11/01	Fedwire Debit Via: Banc of California/122238200 A/C: Stretto US Ref: Invoice 12741 Imad: 1101 Mmqfmp2L036372 Trn: 6856100306Jo	14,063.00
11/04	Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241104 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000022696192 Eed:241104 Ind ID:Aazg9 110144V01 Ind Name:Managed Healthcare Par Aa Trn: 3062696192Tc	3,139.45
11/04	Orig CO Name: ADP 401K Orig ID:1223006057 Desc Date:241104 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000022696191 Eed:241104 Ind ID:Aajdn 110144V01 Ind Name:Care Alliance LLC AaTrn: 3062696191 Tc	733.30

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 27 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
11/04	Orig CO Name:Lease Direct Orig ID:2233010982 Desc Date:241101 CO Entry Descr:Web Pay Sec:CCD Trace#:043000092696189 Eed:241104 Ind ID:83129590 Ind Name:Managed Healthcare Par 8007360220 Trn: 3062696189Tc	656.73
11/04	Orig CO Name:Att Orig ID:9864031005 Desc Date:110124 CO Entry Descr:Payment Sec:Web Trace#:031100202696196 Eed:241104 Ind ID:150241002Myw9O Ind Name:Managed Healthcare Par Trn: 3062696196Tc	128.40
11/04	Orig CO Name:Utilities Orig ID:1591101138 Desc Date: CO Entry Descr:UTIL Pymt Sec:PPD Trace#:063100272696194 Eed:241104 Ind ID:Um2321423 Ind Name:Managed Healthcare Par ACH Trn: 3062696194Tc	101.01
11/04	Orig CO Name:City of St Cloud Orig ID:0000063576 Desc Date:241102 CO Entry Descr:Utility Sec:CCD Trace#:021000026584763 Eed:241104 Ind ID:3796110 Ind Name:Unlimited Medical Serv 407-957-7344 Trn: 3096584763Tc	65.65
11/04	Fedwire Debit Via: Brno Bank NA/071000288 A/C: Wex US Ref: Actual Balance 11.04.2024 Managed Healthcare Partners/Time/10:32 Imad: 1104Mmqfmp2L019484 Trn: 4903100309Jo	79,274.32
11/05	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000029234617 Eed:241105 Ind ID:015Jmuyutz86Btl Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Jmuyutz86Btl Trn: 3099234617Tc	965,836.44
11/05	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000029234614 Eed:241105 Ind ID:015Sfqfeqc86Qqd Ind Name:Caremax Medical Group David And Demi LLC Bill.Com 015Sfqf Eqc86Qqd Inv 11-01-2024 Trn: 3099234614Tc	5,964.19
11/05	Fedwire Debit Via: Dbtco Americas Nyc1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/7500923432 ADP Wage Pay Imad: 1105Mmqfmp2L018431 Trn: 022215131 0Fg	42,762.89
11/05	Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801- US Ref: 8137908Vv Trn: 515330031 0Jo	17,622.95
11/06	Orig CO Name:ADP 401K Orig ID:1223006057 Desc Date:241106 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000027002122 Eed:241106 Ind ID:Aa9Ai 110645V01 Ind Name:Managed Healthcare Par AaTrn: 3117002122Tc	140.48
11/07	Orig CO Name:Kissimmee Utilit Orig ID:0000000160 Desc Date:241106 CO Entry Descr:Billpay Sec:Web Trace#:091000019017629 Eed:241107 Ind ID:Kissimmee Utili Ind Name:Managed Healthcare Billpay Trn: 3119017629Tc	1,263.18
11/07	Orig CO Name:Republicservices Orig ID:7860843596 Desc Date:110724 CO Entry Descr:Rsibillpaysec:Web Trace#:051000019017616 Eed:241107 Ind ID:306960016584 Ind Name:Managed Healthcare Bill Payment Trn: 3119017616Tc	544.25
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017625 Eed:241107 Ind ID:000000016751941 Ind Name:Managed Healthcare Par Trn: 3119017625Tc	256.08
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017622 Eed:241107 Ind ID:000000016751830 Ind Name:Managed Healthcare Par Trn:	215.15

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 28 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
	3119017622Tc
11/07	Orig CO Name:Att Orig ID:9864031005 Desc Date:110624 CO Entry Descr:Payment Sec:Web Trace#:031100209017618 Eed:241107 Ind ID:024122002Myw9T Ind Name Trn: 3119017618Tc	214.00
11/07	Orig CO Name:Republicservices Orig ID:7860843596 Desc Date:110724 CO Entry Descr:Rsibillpaysec:Web Trace#:051000019017615 Eed:241107 Ind ID:306960090900 Ind Name:Managed Healthcare Bill Payment Trn: 3119017615Tc	200.00
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017627 Eed:241107 Ind ID:000000016751842 Ind Name:Managed Healthcare Par Trn: 3119017627Tc	197.44
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017621 Eed:241107 Ind ID:000000016751856 Ind Name:Managed Healthcare Par Trn: 3119017621Tc	164.33
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017623 Eed:241107 Ind ID:000000016751909 Ind Name:Managed Healthcare Par Trn: 3119017623Tc	117.76
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017624 Eed:241107 Ind ID:000000016751931 Ind Name:Managed Healthcare Par Trn: 3119017624Tc	112.38
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017626 Eed:241107 Ind ID:000000016751078 Ind Name:Managed Healthcare Par Trn: 3119017626Tc	71.80
11/07	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241106 CO Entry Descr:Loan Leasesec:CCD Trace#:091000019017620 Eed:241107 Ind ID:000000016751890 Ind Name:Managed Healthcare Par Trn: 3119017620Tc	67.39
11/07	Orig CO Name:Dukeenergycorpor Orig ID:4700130001 Desc Date:Nov 24 CO Entry Descr:Web_Pay Sec:CCD Trace#:021000020010760 Eed:241107 Ind ID:43918400110624 Ind Name:1107057711 Trn: 3120010760Tc	1,771.96
11/07	Orig CO Name:Dukeenergycorpor Orig ID:4700130001 Desc Date:Nov 24 CO Entry Descr:Web_Pay Sec:CCD Trace#:021000020010759 Eed:241107 Ind ID:43918399110624 Ind Name:1107011854 Trn: 3120010759Tc	837.25
11/07	Orig CO Name:Dex Imaging Orig ID:2593251429 Desc Date:241106 CO Entry Descr:Web Pay Sec:CCD Trace#:043000090010753 Eed:241107 Ind ID:AR11966194 Ind Name:Unlimited Medical Serv 8009954468 Trn: 3120010753Tc	804.82
11/07	Orig CO Name:North Miami, Flo Orig ID:110312002 Desc Date:241106 CO Entry Descr:Payment Sec:Web Trace#:091000010010756 Eed:241107 Ind ID:999000000414132 Ind Name:Managed Health Care PA Trn: 3120010756Tc	73.27
11/07	Orig CO Name:North Miami, Flo Orig ID: 110312002 Desc Date:241106 CO Entry Descr:Payment Sec:Web Trace#:091000010010757 Eed:241107 Ind ID:999000000414133 Ind Name:Managed Health Care PA Trn: 3120010757Tc	56.96
11/07	Orig CO Name:North Miami, Flo Orig ID:110312002 Desc Date:241106 CO Entry Descr:Payment Sec:Web Trace#:091000010010755 Eed:241107 Ind ID:999000000414131 Ind Name:Managed Health Care PA Trn: 3120010755Tc	45.00

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 29 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
11/08	Orig CO Name:Bill.Com Orig ID:1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000024093852 Eed:241108 Ind ID:015Yuomtqa8Deq9 Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Yuomtqa8Deq9 Trn: 3124093852Tc	418,557.26
11/08	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000024093849 Eed:241108 Ind ID:015Jkgzxye8DR3B Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Jkgzxye8DR3B Trn: 3124093849Tc	109,635.86
11/08	Orig CO Name:ADP Payroll Fees Orig ID:9659605001 Desc Date:241108 CO Entry Descr:ADP Fees Sec:CCD Trace#:021000024093847 Eed:241108 Ind ID:440075587296 Ind Name:674281234Caremax Inc 550374703 Trn: 3124093847Tc	41,122.26
11/08	Orig CO Name:Att 800-452-2248 Orig ID:929784404 Desc Date:Nov 24 CO Entry Descr:AT&T Bus Sec:CCD Trace#:021000024093845 Eed:241108 Ind ID:8310013185520 Ind Name:Ivr Transaction,Carema Trn: 3124093845TC	3,359.90
11/08	Orig CO Name:Att 800-452-2248 Orig ID:929784404 Desc Date:Nov 24 CO Entry Descr:AT&T Bus Sec:CCD Trace#:021000024093844 Eed:241108 Ind ID:8310009844646 Ind Name:lvr Transaction,Intera Trn: 3124093844Tc	1,542.22
11/08	Orig CO Name:Att 800-452-2248 Orig ID:929784404 Desc Date:Nov 24 CO Entry Descr:AT&T Bus Sec:CCD Trace#:021000024093843 Eed:241108 Ind ID:8310011994891 Ind Name:Ivr Transaction,Carema Trn: 3124093843TC	237.73
11/08	Fedwire Debit Via: Bk Amer Nyc/9593 A/C: Mckesson Pharmaceutical Irving, TX 75039 US Ref: Nrn 79359 10/14-10/18-Rx, 10/15-10/18Cmed 10/21 -10/25-Cmd, 10/21 -10/25-R X Imad: 1108Mmqfmp2K020374 Trn: 4775100313Jo	516,650.98
11/08	Book Transfer Debit A/C: Divvypay LLC Draper UT 84020-2443 US Ref: Divvy 13707 S 200 W Ste 100 Draper, UT 84020 US Account 2524 Carem Ax Medical Group Trn: 4793800313Jo	6,753.74
11/08	Book Transfer Debit A/C: Bbva Colombia Bogota Colombia 00000- CO Ref: Invoice Car 14 Trn: 4849000313Jo	329,114.80
11/08	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000028074071 Eed:241108 Ind ID:015lcoxwpi8Ei24 Ind Name:Caremax Medical Group Galileo Optical Laboratory Bill.Com 015lcoxwpi8Ei24 Inv 10/31/24 Trn: 3138074071Tc	20,409.24
11/08	Fedwire Debit Via: Wells Fargo NA/0248 A/C: Cardinal Health, Inc. Dublin,Ohio 43017 US Ref: 2057192750 - Caremed Pharmacy LLC Inv. 7395105941 of 10/28/2024 Inv. 7 394554631 of 10/23/2024 Inv. 739472 1404 of 10/24/2024/Time/14:28 Imad: 1108Mmqfmp2N028858 Trn: 6782600313Jo	455,730.72
11/08	Book Transfer Debit A/C: Sidley Austin Lip Chicago IL 60603-2302 US Ref: IN00124071215 Client Matter: 102403-30020 Trn: 8617000313Jo	1,000,000.00
11/08	Book Transfer Debit A/C: Alvarez & Marsal North America, Llcnew York NY 10022-1615 US Ref: Invoice 851662 Cm-21 Trn: 8630800313Jo	365,697.50
11/12	Fedwire Debit Via: Bell Bank0521 A/C: Wex Health, Inc. West Fargo ND 58078 US Ref: Managed Healthcare Partners, L.L.C. Imad: 1112Mmqfmp2L029601 Trn: 3831700317Jo	10,000.00
11/12	Fedwire Debit Via: Customers Bank2971 A/C: Caremax, Inc. New York, NY 10017 US Ref: Caremax Escrow Funding Imad: 1112Mmqfmp2N039957 Trn: 8613600313Jo	3,000,000.00
11/13	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241112 CO Entry Descr:Loan Leasesec:CCD Trace#:091000016641430 Eed:241113 Ind	2,619.73

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 30 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
	ID:000000016784354 Ind Name:Managed Healthcare Par Trn: 3176641430Tc
11/13	Orig CO Name:Lease Services Orig ID:B510269559 Desc Date:241112 CO Entry Descr:Web Pay Sec:CCD Trace#:022000046641426 Eed:241113 Ind ID:Leasesvcs Ind Name:Managed Healthcare PA 8008195556 Trn: 3176641426Tc	741.10
11/13	Orig CO Name:Mbfs Orig ID:3208653034 Desc Date:241112 CO Entry Descr:Web Pay Sec:CCD Trace#:028000086641423 Eed:241113 Ind ID:5002717364001 Ind Name:Managed Healthcare P Automobile Payment Trn: 3176641423Tc	520.45
11/13	Orig CO Name:Mbfs Orig ID:3208653034 Desc Date:241112 CO Entry Descr:Web Pay Sec:CCD Trace#:028000086641424 Eed:241113 Ind ID:5002726112001 Ind Name:Managed Healthcare P Automobile Payment Trn: 3176641424Tc	497.52
11/13	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241112 CO Entry Descr:Loan Leasesec:CCD Trace#:091000016641429 Eed:241113 Ind ID:000000016784269 Ind Name:Managed Healthcare Par Trn: 3176641429Tc	234.83
11/13	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241112 CO Entry Descr:Loan Leasesec:CCD Trace#:091000016641428 Eed:241113 Ind ID:000000016784312 Ind Name:Managed Healthcare Par Trn: 3176641428Tc	80.81
11/13	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241112 CO Entry Descr:Loan Leasesec:CCD Trace#:091000016641432 Eed:241113 Ind ID:000000016784298 Ind Name:Managed Healthcare Par Trn: 3176641432Tc	63.22
11/13	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241112 CO Entry Descr:Loan Leasesec:CCD Trace#:091000016641433 Eed:241113 Ind ID:000000016784371 Ind Name:Managed Healthcare Par Trn: 3176641433Tc	63.21
11/13	Orig CO Name:Wells Fargo Bank Orig ID:Wfefimdf11 Desc Date:241112 CO Entry Descr:Loan Leasesec:CCD Trace#:091000016641431 Eed:241113 Ind ID:000000016784279 Ind Name:Managed Healthcare Par Trn: 3176641431Tc	62.92
11/13	Fedwire Debit Via: Dbtco Americas Nyc/1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/5350377923 ADP Wage Pay Imad: 1113Mmqfmp2N012930 Trn: 0447411318Fg	11,274.81
11/13	Book Transfer Debit A/C: Care Optical, L.L.C. Miami FL 33126- US Trn: 5489200318Jo	27,000.00
11/13	Fedwire Debit Via: Dbtco Americas Nyc/1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/3300373132 ADP Wage Pay Imad: 1113Mmqfmp2M032208 Trn: 0802211318Fg	1,734,465.17
11/13	Fedwire Debit Via: Banco Do Brasil Am/067012688 A/C: P.A. US Ref:Immigration Projects Imad: 1113Mmqfmp2K035145 Trn: 91974003183Jo	20,000.00
11/13	JPMorgan Access Transfer To Account5563	2,742.32
11/13	JPMorgan Access Transfer To Account9976	1,408.38
11/13	Orig CO Name:ADP Wage Pay Orig ID:9333006057 Desc Date:241114 CO Entry Descr:Wage Pay Sec:CCD Trace#:091000014446256 Eed:241114 Ind ID:644092185244Bnh Ind Name:Managed Healthcare Par 4165360785 Trn: 3184446256Tc	96,781.42

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 31 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
11/14	Orig CO Name:ADP Wage Pay Orig ID:9333006057 Desc Date:241114 CO Entry Descr:Wage Pay Sec:CCD Trace#:091000014446257 Eed:241114 Ind ID:684079566123Jdn Ind Name:Care Alliance LLC Care 4165360785 Trn: 3184446257Tc	19,228.96
11/14	Orig CO Name:ADP Wage Pay Orig ID:9333006057 Desc Date:241114 CO Entry Descr:Wage Pay Sec:CCD Trace#:091000014446254 Eed:241114 Ind ID:728095214303Zg9 Ind Name:Managed Healthcare Par 4165360785 Trn: 3184446254Tc	18,973.88
11/14	Orig CO Name:ADP Tax Orig ID: 1223006057 Desc Date:241114 CO Entry Descr:ADP Tax Sec:CCD Trace#:021000024446250 Eed:241114 Ind ID:Aazg9 111546A01 Ind Name:Managed Healthcare Par Kd Trn: 3184446250Tc	8,618.42
11/14	Orig CO Name:ADP Tax Orig ID: 1223006057 Desc Date:241114 CO Entry Descr:ADP Tax Sec:CCD Trace#:021000024446248 Eed:241114 Ind ID:Aajdn 111546A01 Ind Name:Care Alliance LLC Kd Trn: 3184446248Tc	4,577.72
11/14	Orig CO Name:Fpl Direct Debit Orig ID:3590247775 Desc Date:11/24 CO Entry Descr:Elec Pymt Sec:Web Trace#:111000014446252 Eed:241114 Ind ID:5545641572 Webi Ind Name:Cardona Medical Center 00000000000000000000 Trn: 3184446252Tc	819.26
11/14	Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801- US Ref: 8899504Vv Trn: 2453200319Jo	3,580.74
11/14	Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801- US Ref: 8904326Vv Trn: 2453300319Jo	491,623.95
11/14	Fedwire Debit Via: Dbtco Americas Nyc/1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/7150310494 ADP Wage Garn Imad: 1114Mmqfmp2L015130 Trn: 1150591319Fg	1,387.55
11/14	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000023752132 Eed:241114 Ind ID:015Lpaeqpd8Lqb8 Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Lpaeqpd8Lqb8 Trn: 3193752132Tc	91,205.56
11/14	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000023752129 Eed:241114 Ind ID:026Uzujxi15Srk7 Ind Name:Caremax Medical Group Blue Stream Communications, LLC Bil L.Com 026Uzujxi15Srk7 Inv Acct 0135 44002 Nov/ Trn: 3193752129Tc	267.50
11/15	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000028353370 Eed:241115 Ind ID:015Tdrivmo8Lx9P Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Tdrivmo8Lx9P Trn: 3198353370Tc	800,441.54
11/15	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000028353367 Eed:241115 Ind ID:015Jynmemr8Mgto Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Jynmemr8Mgto Trn: 3198353367Tc	84,715.00
11/15	Orig CO Name:Orlando UTIL Com Orig ID:9206269001 Desc Date:241114 CO Entry Descr:Payments Sec:Web Trace#:021000027892769 Eed:241115 Ind ID:8735000001 Ind Name:Unlimited Medical Serv Trn: 3207892769Tc	8,044.96
11/15	Orig CO Name:Orlando UTIL Com Orig ID:9206269001 Desc Date:241114 CO Entry Descr:Payments Sec:Web Trace#:021000027892768 Eed:241115 Ind ID:5468193760 Ind Name:Caremax Medical Center Trn: 3207892768TC	402.13

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 32 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
11/15	Orig CO Name:ADP 401K Orig ID: 1223006057 Desc Date:241115 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000024121066 Eed:241115 Ind ID:Aa9Ai 111546V02 Ind Name:Managed Healthcare Par AaTrn: 3204121066Tc	91,077.70
11/15	Book Transfer Debit A/C: Divvypay LLC Draper UT 84020-2443 US Ref: Divvy 13707 S 200 W Ste 100 Draper, UT 84020 US Account Nkc32524 Carem Ax Medical Group Trn: 8768200320Jo	3,000.00
11/15	Book Transfer Debit A/C: Sidley Austin Lip Chicago IL 60603-2302 US Ref: IN00124074522 Client Matter: 102403-30020 Trn: 8768300320Jo	1,000,000.00
11/15	Fedwire Debit Via: Regions Bk/5690 A/C: Comdata Inc TN 37027 US Ref:/Time/16:28 Imad: 1115Mmqfmp2K036595 Trn: 8768100320Jo	20,000.00
11/15	Fedwire Debit Via: Grove B&T Mia/4600 A/C: , PA. US Ref: Various Caremax Lawsuit Imad: 1115Mmqfmp2K0367Trn: 8780800320Jo	50,000.00
11/15	Fedwire Debit Via: Citizens Bank, NA0120 A/C: Acquiom Agency Services LLC US Ref: Caremax Loan Imad: 115Mmqfmp2M037117 Trn: 8895300320Jo	24,700,000.00
11/15	Fedwire Debit Via: Flagstar Bank, NA/3576 A/C: 27455 Sdh LLC US Ref: Caremax Medical Center of Homesteadsurety Bond # 229944 Imad: 1115Mmqfmp2L037813 Trn: 8906300320Jo	1,340,000.00
11/15	Book Transfer Debit A/C: Alvarez & Marsal North America, Llcnew York NY 10022-1615 US Ref: 851662 Cm-22 Trn: 8948500320Jo	368,437.34
11/15	Fedwire Debit Via: City Nb of Fla/4367 A/C: US Imad: 1115Mmqfmp2M037365 Trn: 8963600320Jo	189,125.00
11/15	Fedwire Debit Via: Bk Amer Nyc9593 A/C: Mckesson Pharmaceutical Irving, TX 75039 US Ref: Caremed Accounn/arious Invoices Imad: 1115Mmqfmp2N038029 Trn: 8975100320Jo	105,566.73
11/15	Fedwire Debit Via: Citibank Fsb CT/2610 A/C: US Imad: 1115Mmqfmp2N038054 Trn: 8992900320Jo	189,125.00
11/15	Book Transfer Debit A/C: Miami FL 33126-0002 US Ref:/Acc/3254 US Trn: 9011900320Jo	108,795.00
11/15	Book Transfer Debit A/C: Miramar FL 33027-2627 US Trn: 9018200320Jo	48,825.00
11/15	Book Transfer Debit A/C: Miami Shores FL 33138-2934 US Ref:/Acc/3312 US Trn: 9050500320Jo	32,219.12
11/15	Fedwire Debit Via: Bk Amer Nyc/9593 A/C: US Imad: 1115Mmqfmp2N038233 Trn: 9056900320Jo	33,400.75
11/15	Fedwire Debit Via: Bmo Bank NA/0288 A/C: Wex US Ref: Actual Balance 11.15.2024 Managed Healthcare Partners/Time/16:54 Imad: 1115Mmqfmp2N038257 Trn: 9061500320Jo	35,000.00
11/15	Fedwire Debit Via: TD Bank NA/1266 A/C:US Imad: 1115Mmqfmp2N038308 Trn: 9081700320Jo	29,012.00
11/15	Fedwire Debit Via: Usaa Fedl Sa/4269 A/C:US Imad: 1115Mmqfmp2K037644 Trn: 9081800320Jo	21,421.75
11/15	Fedwire Debit Via: Bk Amer Nyc/9593 A/C:US Imad: 1115Mmqfmp2N038328 Trn: 9088200320Jo	17,611.73
11/15	Fedwire Debit Via: Bk Amer Nyc/9593 A/C:US Imad: 1115Mmqfmp2N038343 Trn: 9097400320Jo	11,365.35
11/15	Fedwire Debit Via: Amer First Fcu/7516 A/C:US Imad:	16,831.95

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 33 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
	1115Mmqfmp2N038386 Trn: 9112800320Jo
11/15	Fedwire Debit Via: Fifth Third Bk NA/0314 A/C:US Ref:/Time/17:00 Imad: 1115Mmqfmp2K037768 Trn: 9133200320Jo	7,047.50
11/15	Fedwire Debit Via: Bk Amer Nyc/9593 A/C:US Imad: 1115Mmqfmp2M039147 Trn: 8996900320Jo	189,125.00
11/15	Transfer of Funds From 7Xxxxx5539 To 7Xxxxx5833	1,792,026.72
11/21	Book Transfer Debit A/C: Divvypay LLC Draper UT 84020-2443 US Ref: Divvy 13707 S 200 W Ste 100 Draper, UT 84020 US Account2524 Carem Ax Medical Group Trn: 8027400326Jo	10,000.00
11/22	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000023378736 Eed:241122 Ind ID:015Mvcdrqe8Wxdq Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Mvcdrqe8Wxdq Trn: 3263378736Tc	529,789.30
11/22	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000023378739 Eed:241122 Ind ID:015Cdcxqux8X3H4 Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Cdcxqux8X3H4 Trn: 3263378739Tc	142,626.11
11/22	Orig CO Name:ADP Payroll Fees Orig ID:9659605001 Desc Date:241122 CO Entry Descr:ADP Fees Sec:CCD Trace#:021000023378734 Eed:241122 Ind ID:787096724111 Ind Name:675296700Caremax Inc 550374703 Trn: 3263378734Tc	721.00
11/22	Fedwire Debit Via: US Bank Minnesota/0022 A/C: Honor Pct Trust I US Ref: Caremax Inc Returned Check Charge Included $15/Time/11:05 Imad: 1122Mmqfmp2N018255 Trn: 4481500327Jo	85,824.79
11/22	Fedwire Debit Via: US Bank Minnesota/0022 A/C: Honor Pcf Trust I US Ref: Care Optical LLC Returned Check Charge Included $15/Time/11:05 Imad: 1122Mmqfmp2L018303 Trn: 4481900327Jo	1,339.23
11/22	Book Transfer Debit A/C: ADP Client Trust San Dimas CA 91773- US Trn: 4679800327JO	3,139.45
11/22	Book Transfer Debit A/C: ADP Client Trust San Dimas CA 91773- US Trn: 4680000327JO	730.02
11/22	Book Transfer Debit A/C: ADP Client Trust San Dimas CA 91773- US Trn: 4679900327JO	3,988.48
11/25	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000022592364 Eed:241125 Ind ID:015Jgzkeqw8Yri7 Ind Name:Caremax Medical Group Lacus Neuro, Plle Bill.Com 015Jgzke Qw8Yri7 Multiple Invoices Trn: 3272592364Tc	14,480.00
11/25	Orig CO Name:Wex Health Inc Orig ID: 1900058554 Desc Date: CO Entry Descr:Wh Admin Sec:PPD Trace#:091310523529332 Eed:241125 Ind ID:0002048495-CR Ind Name:Managed Healthcare Par Trn: 3303529332Tc	659.25
11/26	Fedwire Debit Via: Dbtco Americas Nyc/1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/7050315487 ADP Wage Pay Imad: 1126Mmqfmp2L013912 Trn: 0480161331 Fg	162,683.23
11/26	JPMorgan Access Transfer To Account6103	5,000.00
11/26	Fedwire Debit Via: Dbtco Americas Nyc/1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/5150358834 ADP Wage Pay Imad: 1126Mmqfmp2L025409 Trn: 0681191331 Fg	1,778,218.70
11/26	Fedwire Debit Via: Bk Amer Nyc/9593 A/C: Mckesson Pharmaceutical Irving, TX 75039 US Ref: Inv 11/07/24-11/08/24 Rx Inv 11/07/24-11/08/24 Cmed Reference 37000914 96 Service Chargereference 10564266 4 Imad: 1126Mmqfmp2N032224 Trn: 9191500331 Jo	896,850.34
11/27	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry	601,801.58

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 34 of 35

	November 01, 2024 through November 29, 2024 Account Number: 5539

ELECTRONIC WITHDRAWALS	(continued)

DATE	DESCRIPTION	AMOUNT
	Descr:Payables Sec:CCD Trace#:021000026576289 Eed:241127 Ind ID:015Vkauwdu93E6W Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Vkauwdu93E6W Trn: 3316576289Tc
11/27	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000026576276 Eed:241127 Ind ID:015Qcdphln936F6 Ind Name:Caremax Medical Group Multiple Payments Bill.Com Payables 015Qcdphln936F6 Trn: 3316576276Tc	112,479.73
11/27	Orig CO Name:ADP Wage Pay Orig ID:9333006057 Desc Date:241127 CO Entry Descr:Wage Pay Sec:CCD Trace#:091000016576284 Eed:241127 Ind ID:792074617057Zg9 Ind Name:Managed Healthcare Par 4165360785 Trn: 3316576284Tc	18,973.87
11/27	Orig CO Name:ADP Wage Pay Orig ID:9333006057 Desc Date:241127 CO Entry Descr:Wage Pay Sec:CCD Trace#:091000016576283 Eed:241127 Ind ID:786095321803Jdn Ind Name:Care Alliance LLC Care 4165360785 Trn: 3316576283Tc	18,394.22
11/27	Orig CO Name:ADP Wage Pay Orig ID:9333006057 Desc Date:241127 CO Entry Descr:Wage Pay Sec:CCD Trace#:091000016576282 Eed:241127 Ind ID:765096059057Bnh Ind Name:Managed Healthcare Par 4165360785 Trn: 3316576282Tc	17,775.26
11/27	Orig CO Name: ADP Tax Orig ID: 1223006057 Desc Date:241127 CO Entry Descr:ADP Tax Sec:CCD Trace#:091000016576280 Eed:241127 Ind ID:Aazg9 112948A01 Ind Name:Managed Healthcare Par Rt Trn: 3316576280Tc	8,618.42
11/27	Orig CO Name: ADP Tax Orig ID: 1223006057 Desc Date:241127 CO Entry Descr:ADP Tax Sec:CCD Trace#:091000016576279 Eed:241127 Ind ID:Aajdn 112948A01 Ind Name:Care Alliance LLC Rt Trn: 3316576279Tc	4,372.18
11/27	Orig CO Name:Bill.Com Orig ID: 1204895317 Desc Date: CO Entry Descr:Payables Sec:CCD Trace#:021000026576286 Eed:241127 Ind ID:026Anfijn16D956 Ind Name:Caremax Medical Group Quest Diagnostics Bill.Com 026Anfij N16D956 Multiple Invoices Trn: 3316576286Tc	1,331.31
11/27	Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801- US Ref: 9012027Vv Trn: 3115800332Jo	344,492.45
11/27	Book Transfer Debit A/C: ADP Client Trust Wilmington DE 19801- US Ref: 9016054Vv Trn: 3115900332Jo	500,759.59
11/27	Fedwire Debit Via: Dbtco Americas Nyc/1033 A/C: ADP Client Trust Wilmington, DE 19801 USA Ref:/Bnf/4100365729 ADP Wage Garn Imad: 1127Mmqfmp2L014280 Trn: 1188791332Fg	2,112.21
11/29	Orig CO Name:Corp E Corp Orig ID: 1225092400 Desc Date: 112724 CO Entry Descr:E-Check Sec:CCD Trace#:021000022388670 Eed:241129 Ind ID:0259505931 Ind Name:Managed Healthcare Par DE Ecorp Tax Trn: 3322388670Tc	33,492.07
11/29	Orig CO Name:ADP 401K Orig ID: 1223006057 Desc Date:241129 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000029585308 Eed:241129 Ind ID:Aa9Ai 112948V01 Ind Name:Managed Healthcare Par Aa Trn: 3349585308Tc	15,476.15
11/29	Orig CO Name:ADP 401K Orig ID: 1223006057 Desc Date:241129 CO Entry Descr:ADP 401K Sec:CCD Trace#:021000029585307 Eed:241129 Ind ID:Aa9Ai 112948V02 Ind Name:Managed Healthcare Par Aa Trn: 3349585307Tc	5,389.57
Total Electronic Withdrawals		$49,303,410.92

Case 24-80093-mvl11 Doc 359-5 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 5 Page 35 of 35

November 01, 2024 through November 29, 2024 Account Number: 5539

OTHER WITHDRAWALS, FEES & CHARGES

DATE	DESCRIPTION			AMOUNT
11/04	Deposited Item Returned Refer To Maker 099002998 of Items00001Ck#:0002493317 Dep Date103124Ck Amt0000002900	Dep Amt0000042689	#	$29.00
11/04	Deposited Item Returned Refer To Maker 099002999 of ltems00001 Ck#:0002513385 Dep Date103124Ck Amt0000002675	Dep Amt0000042689	#	26.75
11/05	Deposited Item Returned Stop Payment 099006061 of ltems0000 1Ck#:2300189759 Dep Date103124Ck Amt0000000229	Dep Amt0000042689	#	2.29
11/015	Account Analysis Settlement Charge			79.15
Total Other Withdrawals, Fees & Charges				$137.19

Your service charges, fees and earnings credit have been calculated through account analysis.

DAILY ENDING BALANCE

DATE	AMOUNT	DATE	AMOUNT
11/01	$2,698,314.59	11/18	12,122,420.57
11/04	2,662,364.35	11/19	12,225,994.16
11/05	1,632,255.02	11/20	23,775,355.17
11/06	3,045,382.58	11/21	25,896,578.87
11/07	3,639,551.74	11/22	25,165,790.79
11/08	4,343,617.82	11/25	25,162,399.14
11/12	1,388,575.31	11/26	22,431,989.04
11/13	4,273,239.17	11/27	21,011,198.37
11/14	3,536,826.89	11/29	20,975,713.79
11/15	12,115,342.80

INTEREST RATE ON COLLECTED BALANCE

INTEREST RATE(S)
	11/01	TO	11/07	AT	2.50%
	11/08	TO	11/30	AT	2.35%

EXPIRED STOP PAYMENTS

ENTERED DATE	EXPIRATION DATE	LOW RANGE OR CHECK NUMBER	HIGH RANGE OR AMOUNT
02/15/18	02/15/25	1418	$1,200.00

The preceding Stop Payments will expire on the date in the Expiration Date column and will not automatically renew.

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS:

Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt.

For personal accounts only:We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information:

•
Your name and account number;
•
A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and
•
The amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will credit your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For business accounts, see your deposit account agreement or other applicable agreements that govern your account for details.

IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS: Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your deposit account agreement or other applicable agreements that govern your account.

JPMorgan Chase Bank, N.A. Member FDIC

ExCase 24-80093-mvl11 Doc 359-6 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 6 Page 1 of 2

Exhibit 6

Payments to Insiders

ExCase 24-80093-mvl11 Doc 359-6 Filed 01/02/25 Entered 01/02/25 14:35:57 Desc

Exhibit 6 Page 2 of 2

Exhibit - 6
In re:	Managed Healthcare Partners, L.L.C.	Case No.:	24-80112
		Reporting Period:	11/17/24 - 11/30/24

Payments to Insiders

Insider Name	Salary	Expense Reimbursement	Other Payments	Notes	Total
De Solo, Alberto R	$18,144	$-	$-		$18,144
De Solo, Carlos A	25,791	-	-		25,791
De Vera, Joseph N	12,613	-	-		12,613
Fernandez, Erick A	10,290	-	-		10,290
Llorente, Mark	14,454	-	-		14,454
Longsworth, Meredith L	14,170	-	-		14,170
McMeans, Teresa M	9,833	-	-		9,833
Moreno, Niberto	18,144	-	-		18,144
Wirges, Kevin C	14,116	-	-		14,116
Total	$137,555	$-	$-	$-	$137,555